UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ⌧
Filed by a Party other than the Registrant ◻
Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
⌧	Definitive Proxy Statement
◻	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

AGILE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
⌧ No fee required.
◻ Fee paid previously with preliminary materials.
◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 28, 2023

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Agile Therapeutics, Inc. (the “Annual Meeting”), which will be held virtually via live webcast at www.virtualshareholdermeeting.com/AGRX2023 on Thursday, June 8, 2023 at 9:00 a.m. Eastern Time.

Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our 2022 Annual Report. We encourage you to read this information carefully.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet prior to the Annual Meeting or virtually at the Annual Meeting, by telephone, or, if you requested printed copies of our proxy materials, by completing, dating and returning a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend virtually. Please review the instructions in the proxy materials you received in the mail regarding each of these voting options.

Thank you for your ongoing support of Agile.

Very truly yours,

Al Altomari
Chairperson and Chief Executive Officer

AGILE THERAPEUTICS, INC.

500 College Road East

Princeton, New Jersey 08540

NOTICE OF

2023 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Thursday, June 8, 2023 at 9:00 a.m. Eastern Time
Place:	We will hold the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/AGRX2023
Items of Business:	(1)

Elect one (1) director named in the proxy statement accompanying this notice to serve as a Class III director until the 2026 Annual Meeting of Stockholders and until her successor is duly elected and qualified.

	(2)	Conduct a non-binding advisory vote on the 2022 compensation of our named executive officers.
	(3)	Approve the Agile Therapeutics, Inc. 2023 Equity Incentive Plan.
	(4)	Ratify the appointment of Ernst & Young LLP as Agile Therapeutics, Inc.’s independent registered public accounting firm for the year ending December 31, 2023.
	(5)	Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.
Adjournments and Postponements:

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on April 24, 2023.
List of Stockholders:

A list of stockholders entitled to vote at the Annual Meeting will be available for examination during ordinary business hours for ten (10) days prior to the Annual Meeting at our principal executive offices at 500 College Road East, Princeton, New Jersey 08540. This stockholder list will also be available for review online during the Annual Meeting.

Voting:

Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to read the proxy statement and vote promptly. For specific instructions on how to vote your shares, please refer to the section herein entitled “Questions and Answers About Procedural Matters.”

By Order of the Board of Directors,

Al Altomari
Chairperson and Chief Executive Officer

This notice of annual meeting, proxy statement and accompanying form of proxy card are being made available on or about April 28, 2023

SUMMARY INFORMATION

To assist you in reviewing the proposals to be acted upon at the Annual Meeting, below is a summary of each proposal and a high-level overview of our corporate governance structure. The information below is only a summary. For more information, please review the complete proxy statement and our 2022 Annual Report in full.

PROXY SUMMARY

Summary of Stockholder Voting Matters

		For More		Board of Directors
Proposals		Information		Recommendation
1:	Election of Class III Director for Three Year Term Expiring in 2026	Page 10	√	FOR Nominee

2:	Conduct a Non-binding Advisory Vote on the 2022 Compensation of our Named Executive Officers	Page 39	√	FOR

3:	Approve the Agile Therapeutics, Inc. 2023 Equity Incentive Plan	Page 40	√	FOR

4:	Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2023	Page 53	√	FOR

Our Director Nominees

You are being asked to vote on the election of Sharon Barbari as a Class III director, to serve for a three (3) year term, expiring at our 2026 Annual Meeting of Stockholders. The number of members of our board is currently set at six (6) and the board is divided into three classes, each of which has a three-year term. Class I consists of two directors, Class II consists of three directors, and Class III consists of one director.

The term of office of our Class III director expires at the Annual Meeting. We are nominating Sharon Barbari for election at the Annual Meeting to serve until the 2026 Annual Meeting of Stockholders and until her successor, if any, is elected or appointed, or her earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes cast by our stockholders at the Annual Meeting. The nominee receiving the most FOR votes will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Sharon Barbari. The nominee has agreed to serve as a director if elected, and we have no reason to believe that the nominee will be unable to serve.

					Committee				Other Current
		Director			Memberships				Public Company
Name	Age	Since	Occupation	Independent	AC	CC	NG	ST	Boards
Sharon Barbari	69	2020	Chief Financial Officer Cytokinetics, Inc. (ret.)	Yes	C	M	M	-	Vyne Therapeutics

AC = Audit Committee     CC = Compensation Committee     NG = Nominating and Corporate Governance Committee

ST = Science and Technology Committee     C = Chair     M = Member

Corporate Governance Summary Facts

The following table summarizes our current board structure and key elements of our corporate governance framework:

Governance Item
Size of Board	6
Number of Independent Directors	5
Chairperson of the Board	Al Altomari
Lead Independent Director	Seth H.Z. Fischer
All non-employee directors and board committee members are independent	Yes
Board and Committee Self-Evaluations	Annual
Review of Independence of Board and Committees	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Board oversees succession planning for the CEO	Yes
Board and its Committees may retain their own independent advisors at our expense	Yes
Directors have access to all levels of management and are provided with opportunities to meet with members of management on a regular basis	Yes
Corporate Governance Guidelines	Yes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “designed,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words.

Forward-looking statements appear in a number of places throughout this proxy statement and include statements regarding our current intentions, beliefs, projections, outlook, analyses or current expectations of performance under our compensation plans, and our financial performance. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make.

The information contained in this proxy statement is believed to be current as of the date of this proxy statement. We do not intend to update any of the forward-looking statements after the date of this proxy statement to conform these statements to actual results or to changes in our expectations, except as required by law.

AGILE THERAPEUTICS, INC.

500 College Road East

Princeton, New Jersey 08540

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the 2023 Annual Meeting of Stockholders, or Annual Meeting, to be held at virtually via the Internet at www.virtualshareholdermeeting.com/AGRX2023 at 9:00 a.m. Eastern Time on Thursday, June 8, 2023, and any postponements or adjournments thereof.

We will hold the Annual Meeting in a virtual format, via the Internet, with no physical in-person meeting. Our stockholders will be able to attend, vote, and submit questions at the Annual Meeting by visiting www.virtualshareholdermeeting.com/AGRX2023. Further information about how to attend the Annual Meeting online, vote your shares online during the meeting and submit questions during the meeting is included in this proxy statement.

As used in this proxy statement, the terms “Agile,” “we,” “us,” and “our” mean Agile Therapeutics, Inc. unless the context indicates otherwise.

On April 7, 2023, our Board approved a 1 for 50 reverse stock split of our common stock (the “Reverse Stock Split”). On April 10, 2023, we filed an amendment to the Company’s amended and restated certificate of incorporation effecting the Reverse Stock Split. All share and per share amounts of common stock in this proxy statement have been restated for all periods to give retroactive effect to the Reverse Stock Split.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:Why am I receiving these proxy materials?

A:

Our Board is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held virtually on Thursday, June 8, 2023 at 9:00 a.m. Eastern Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. The information in the proxy materials relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information. The proxy materials include:

•	This proxy statement for the Annual Meeting; and
•	Our 2022 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2022; and
•	The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q.	How do I attend the Annual Meeting?
A:

We will hold the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/AGRX2023. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person. We have designed the format of this year's virtual Annual Meeting to ensure that our stockholders who attend the Annual Meeting online will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AGRX2023.

You are entitled to attend and participate in the Annual Meeting only if you were a stockholder of record as of the close of business on April 24, 2023, or the Record Date. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/AGRX2023, you must enter the 16-digit control number found on your proxy card or other proxy materials. If you do not have a control number, please contact the brokerage firm, bank, dealer, or other similar organization that holds your account as soon as possible so that you can be provided with a control number. The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the Annual Meeting before it begins. Online check-in will start shortly before the meeting on June 8, 2023. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log-in page.

Stock Ownership

Q:            What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:          Stockholders of record—If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered, with respect to those shares, the “stockholder of record,” and these proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote online during the Annual Meeting. If you requested a paper copy of the proxy materials, we have enclosed a proxy card for you to use.

Beneficial owners—Many Agile stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials, are being forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. If you requested printed proxy materials, your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Quorum and Voting

Q:            How many shares must be present or represented to conduct business at the Annual Meeting?

A:          A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and the Delaware General Corporation Law, or the DGCL. The presence, in person or by proxy, of at least one third of the aggregate voting power of the issued and outstanding shares entitled to vote at the Annual Meeting will constitute a quorum at the meeting.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted, referred to as stockholder withholding with respect to a particular matter.

Under the DGCL, abstentions and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

Proposals		Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
1:	Election of Class III Director for Three Year Term Expiring in 2026	Plurality of votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
2:	Conduct a Non-Binding Advisory Vote on the 2022 Compensation of our Named Executive Officers	Majority of shares present in person or represented by proxy	Abstentions will have the effect of negative votes; broker non votes will have no effect on the outcome of the proposal	No
3:	Approve the Agile Therapeutics, Inc. 2023 Equity Incentive Plan	Majority of the shares present in person or represented by proxy	Abstentions will have the effect of negative votes; broker non votes will have no effect on the outcome of the proposal	No
4:	Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2023	Majority of shares present in person or represented by proxy	Abstentions will have the effect of negative votes; broker non-votes will have no effect on the outcome of the proposal	Yes

Q:            Who is entitled to vote at the Annual Meeting?

A:           Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 947,399 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of Agile will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:            How can I vote my shares at the Annual Meeting?

A:          Shares held in your name as the stockholder of record may be voted online at the virtual Annual Meeting. You may cast your vote electronically during the Annual Meeting using the 16-digit control number found on your proxy card or voting information form and following the instructions at www.virtualshareholdermeeting.com/AGRX2023. Even if you plan to attend the Annual Meeting, we recommend that you vote before the Annual Meeting, so that your vote will be counted if you later decide not to virtually attend the Annual Meeting.

Q:            How do I submit a question at the Annual Meeting?

A:          If you wish to submit a question, on the day of the Annual Meeting, beginning at 8:50 a.m., you may log into the virtual meeting platform at www.virtualshareholdermeeting.com/AGRX2023, type your question into the “Ask a question” field, and click “Submit.” Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.virtualshareholdermeeting.com/AGRX2023 during the Annual Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized.

Q:            How can I vote my shares without attending the Annual Meeting?

A:          Whether you hold your shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting, as summarized below.

Internet—Stockholders of record with Internet access may submit proxies by following the “Vote by Internet” until 11:59 p.m., Eastern Time, on June 7, 2023 by following the instructions at www.proxyvote.com. Most of our stockholders who hold shares beneficially in street name may vote by accessing the website specified in the voting instructions provided by their brokers, trustees or nominees. A large number of banks and brokerage firms are participating in the Broadridge Financial Solutions, Inc. (“Broadridge”) online program. This program provides eligible stockholders the opportunity to vote over the Internet or by telephone. Voting forms will provide instructions for stockholders whose bank or brokerage firm is participating in the Broadridge program.

Telephone—Depending on how your shares are held, you may be able to vote by telephone. If this option is available to you, you will have received information with the proxy card explaining this procedure.

Mail—If you are a record holder (i.e. you own your shares directly and not through a broker), you may request a proxy card from us on which you can indicate your vote by completing, signing and dating the card where indicated and by returning it in the prepaid envelope that will be included with the proxy card. If you hold your shares in street name, the voting instructions provided by your broker, trustee or nominee will indicate how you may vote by mail.

Q:            What proposals will be voted on at the Annual Meeting?

A:          At the Annual Meeting, stockholders will be asked to vote:

1)	To elect one (1) director identified in this proxy statement to serve as a Class III director until the 2026 Annual Meeting of stockholders and until her successor is duly elected and qualified;
2)	To conduct a non-binding advisory vote on the 2022 compensation of our named executive officers;
3)	To approve the Agile Therapeutics, Inc. 2023 Equity Incentive Plan;
4)	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023; and
5)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Q:            What is the voting requirement to approve each of the proposals?

A:          Proposal One—The election of a director requires a plurality vote of the shares of common stock voted at the Annual Meeting. “Plurality” means that the three individuals who receive the largest number of votes cast “for” will be elected as directors. As a result, any shares not voted “for” the nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in the nominee’s favor.

Proposal Two —The non-binding advisory vote on the 2022 compensation of our named executive officers is not binding on, nor does it overrule, any decisions of the Company, the board or the compensation committee. We value the input of our stockholders, and in the event that Proposal 2 is not approved by a majority of shares present in person or represented by proxy and entitled to vote thereon, the board and the compensation committee will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Proposal Three —The affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote thereon is required to approve the Agile Therapeutics, Inc. 2023 Equity Incentive Plan. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Proposal Four—The affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote thereon is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Q:           How does the Board recommend that I vote?

A:          Our Board unanimously recommends that you vote your shares:

●	“FOR” the election of the nominee as director listed in Proposal One;
●	“FOR” the non-binding advisory vote on the 2022 compensation of our named executive officers in Proposal Two;
●	“FOR” the approval of the Agile Therapeutics, Inc. 2023 Equity Incentive Plan in Proposal Three; and
●	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023 in Proposal Four.

Q:            What happens if I do not give specific voting instructions?

A:          Stockholder of record—If you are a stockholder of record and you:

● Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board; or

● Sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners—If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:            How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:          Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter—the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023. Your broker will not have discretion to vote on the election of directors, the non-

binding advisory vote on the 2022 compensation of our named executive officers and the Agile Therapeutics Inc. 2023 Equity Incentive Plan. Please also see the voting summary table on page 3.

Please note that brokers may not vote your shares on the (i) election of directors, (ii) non-binding advisory vote on the 2022 compensation of our named executive officers, or (iii) approval of the Agile Therapeutics, Inc. 2023 Equity Incentive Plan in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:            What happens if additional matters are presented at the Annual Meeting?

A:          If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the proxy holders will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:            Can I change or revoke my vote?

A:          Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting virtually and voting online as instructed above during the meeting (although attendance at the virtual Annual Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote, but no later than 11:59 p.m., Eastern Time, on June 7, 2023.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee; (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting virtually and voting online during the meeting; or (3) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares.

Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:            Who will bear the cost of soliciting votes for the Annual Meeting?

A:          We will bear all expenses of this solicitation. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Agile may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant.

Q:            Is my vote confidential?

A:          Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Agile or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:            Where can I find the voting results of the Annual Meeting?

A:          We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four (4) business days after the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:            What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:          You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials—Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2024 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than December 31, 2023 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

Requirements for stockholder proposals to be brought before an annual meeting—In addition, our amended and restated bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our Board or any committee thereof or by any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

Our amended and restated bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our Board, (2) otherwise properly brought before the meeting by or at the direction of our Board (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).

The “Notice Deadline” is defined in our amended and restated bylaws as that date which is not less than 120 days nor more than 150 days prior to the one-year anniversary of the previous year’s annual meeting of stockholders. As a result, the Notice Deadline for the 2024 annual meeting of stockholders is between January 10, 2024 and February 9, 2024.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

Recommendation of director candidates—You may recommend candidates to our Board for consideration by our nominating and governance committee by following the procedures set forth below in “Corporate Governance—Stockholder Communications with the Board of Directors.”

Q:            How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:          A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. In addition, this and other information about our company may be obtained at the website maintained by the SEC that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the SEC’s website is www.sec.gov. All notices of proposals by stockholders, whether or not included in Agile’s proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:            What does it mean if multiple members of my household are stockholders, but we only received one full set of proxy materials in the mail?

A:          We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the notice of the Annual Meeting and the proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees and is beneficial for the environment. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the notice of the Annual Meeting and the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the notice of the Annual Meeting and the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary as provided below. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:            What is the mailing address for Agile’s principal executive offices?

A:          Our principal executive offices are located at 500 College Road East, Princeton, NJ 08540. The telephone number at that location is (609) 683-1880.

Any written requests for additional information, copies of the proxy materials and 2022 Annual Report, notices of stockholder proposals, recommendations for candidates to our Board, communications to our Board or any other communications should be sent to the address above.

Q.	Can I access Agile’s Annual Report on Form 10-K over the Internet?
A.	Yes. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is available on our website at www.agiletherapeutics.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2023.

This proxy statement and the 2022 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.

A copy of our Annual Report on Form 10-K (including financial statements and schedules) for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (“SEC”) except for exhibits, will be furnished without charge to any stockholder after written or verbal request to:

Agile Therapeutics, Inc.

500 College Road East

Princeton, NJ 08540

(609) 683-1880

This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are also available on the SEC’s website, www.sec.gov.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Our Board may establish the authorized number of directors from time to time by resolution. Our Board is currently comprised of six (6) members who are divided into three classes with staggered three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. This classification of the Board into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management. The terms of office of our Class III director, Sharon Barbari, will expire at this year’s Annual Meeting. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees

One Class III director has been nominated for election at the Annual Meeting for a three-year term expiring in 2026. Upon the recommendation of our nominating and governance committee, our Board has nominated Sharon Barbari for election as Class III director. The term of office of the nominee elected as a director will continue until such director’s term expires in 2026, and until such director’s successor has been duly elected and qualified.

Information Regarding the Nominees and Other Directors

Nominee for Class III Directors for a Term Expiring in 2026

The following information about each of the nominees is presented as of April 28, 2023, including the nominee’s age, business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating/corporate governance committee and our Board to determine that the nominee should serve as one of our directors.

Name	Age	Principal Occupation and Business Experience
Sharon Barbari	69

Ms. Barbari has served as a member of our Board since June 2020. Ms. Barbari has over 40 years of pharmaceutical and biotechnology experience. From 2004 to 2017, she was Chief Financial Officer at Cytokinetics. From 2002 to 2004, she was employed as Chief Financial Officer and Senior Vice President of Finance and Administration at InterMune. Ms. Barbari spent four years from 1998 to 2002 in senior financial roles at Gilead Sciences, including Chief Financial Officer. In this capacity, she led the finance, accounting, and information technology functions during a period of significant growth for Gilead. Ms. Barbari was also employed as Vice President of Strategic Planning at Foote, Cone & Belding Healthcare. She began her career at Syntex Corporation/Roche Pharmaceuticals, where she held various roles of increasing responsibility from 1972 to 1996. Ms. Barbari currently serves as a board member for Vyne Therapeutics (formerly Menlo Pharmaceuticals and Foamix Pharmaceuticals). She previously was a board member for the Association of Bioscience Finance Officers Northern California Chapter and Phytogen Life Sciences. In 2017, Ms. Barbari was a recipient of the YWCA Silicon Valley Tribute to Women Awards. She received her B.S. in accounting from San Jose State University. We believe Ms. Barbari’s qualifications to sit on our Board include her extensive pharmaceutical industry leadership and financial operations experience.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CLASS III
NOMINEE NAMED ABOVE.

The following contains certain information about those directors whose terms do not expire at the Annual Meeting, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and our Board to determine that the directors should serve on our board. The age of each director as of April 28, 2023 is also set forth below.

Incumbent Class I Directors Whose Terms Expire in 2024

Name	Age	Principal Occupation and Business Experience
Al Altomari	64

Mr. Altomari has served as our Chairperson of the Board and Chief Executive Officer since October 2016 and has been a member of our Board since February 2004. Mr. Altomari served as President and Chief Executive Officer from 2010 to 2016. Previously Mr. Altomari served as Agile’s Executive Chairman from 2004 to 2010. From 2003 to 2008, Mr. Altomari held multiple senior management positions at Barrier Therapeutics, Inc., including Chief Commercial Officer, Chief Operating Officer, and Chief Executive Officer. In 2008, in his role as Chief Executive Officer and as a member of Barrier's Board of Directors, Mr. Altomari completed the successful sale of Barrier to Stiefel Laboratories, which was subsequently acquired by GlaxoSmithKline plc. From 1982 to 2003, Mr. Altomari held numerous executive roles in general management, commercial operations, business development, product launch preparation, and finance with Johnson & Johnson. Mr. Altomari also serves on the Board of Directors of Insmed Inc. He previously served on the Board of Directors of Recro Pharm, Inc. and Baudax Bio. Mr. Altomari received an M.B.A. from Rider University and his B.S. from Drexel University. He currently serves as a Trustee of Drexel University and is on the LeBow College of Business Advisory Board and the Board of the Charles D. Close School of Entrepreneurship at Drexel University. We believe Mr. Altomari’s qualifications to sit on our Board of Directors include his extensive pharmaceutical industry leadership and operations experience.

Name	Age	Principal Occupation and Business Experience
John Hubbard, Ph.D., FCP	66

Dr. Hubbard has served as a member of our Board since November 2014. Dr. Hubbard currently serves on the Strategic Advisory Board of Genstar Capital and is responsible for advising the private equity firm on investments in the area of healthcare. He is the Chairman of Precision Medicine Group, a privately owned clinical research organization, and of Signant Health, a privately owned specialty clinical trials and technology service provider He also serves as a non-Executive Director on the Board of Directors of Science 37 Holdings, Inc., a public telemedicine and clinical trial technology provider and Advarra, a privately owned institutional review board. Dr. Hubbard was President and the Chief Executive Officer of BioClinica, a leading privately owned provider of medical imaging, clinical technology and research services until January 1, 2018. Prior to joining BioClinica, he was Senior Vice President and Worldwide Head of Development Operations for Pfizer Inc. and was responsible for the global clinical trial operations and management of more than 450 clinical projects from Phase I to IV. He was a founding member of the Board of Directors of TransCelerate Biopharma, Inc., a leading biopharma industry consortium, and served on the Executive, Audit and Finance Committees. Dr. Hubbard has been leading pharmaceutical research and development activity for over thirty years and held positions of increasing responsibility in the biopharmaceutical and clinical research and development services industries. Prior to joining Pfizer in 2010, he was Group President, Global Clinical Research Services at ICON plc, a leading global clinical research organization, where he was responsible for the global business and operations. He is an Executive Committee Member Emeritus on the Clinical Trials Transformation Initiative, former Board Member of Life Sciences Pennsylvania and former Chairman of the Board of the Association of Clinical Research Organizations (ACRO). During his career, Dr. Hubbard has been directly responsible for drug discovery and non clinical pharmacology, clinical pharmacology, project management, product development optimization, commercial assessment of new chemical entities, and clinical development operations. He has led several drug development teams to successful commercialization of new chemical entities and has participated at FDA meetings to support end of Phase II and end of Phase III data presentations for psychiatric, neurological, cardiovascular, and anti infective drugs. Dr. Hubbard received a Bachelor of Science degree in Biopsychology from the University of Santa Clara and a Doctorate from the University of Tennessee, with a research focus on the genetic basis of hypertension and autonomic dysfunction. He was a National Institute of Health Postdoctoral Fellow in Cardiovascular and Clinical Pharmacology at the University of Texas Health Sciences Center. We believe Dr. Hubbard’s qualifications to sit on our Board include his extensive pharmaceutical experience leading research operations and his significant educational background.

Incumbent Class II Directors Whose Terms Expire in 2025

Name	Age	Principal Occupation and Business Experience
Sandra Carson, M.D., FACOG	69

Dr. Carson has served as a member of our Board since June 2020. Dr. Carson is a Professor of Obstetrics, Gynecology and Reproductive Sciences and Director, Reproductive Endocrinology and Infertility at Yale University. Most recently, she served as the Emeritus Vice President for Education at the American College of Obstetricians & Gynecologists (ACOG) from August 2018 to February 2019 and Vice President for Education from March 2013 to August 2018. Prior to joining ACOG she served as Professor and Director of the Division of Reproductive Endocrinology and Infertility at Brown University from January 2007 to February 2013. She had previously directed the Assisted Reproductive Technology programs at the University of Tennessee (1986-1998) and the Baylor College of Medicine from October 1998 to June 2007. Dr. Carson is one of the foremost leaders in the field of reproductive endocrinology and infertility and she has published over 150 papers, received numerous competitive grants and had a major impact on the field. She has held multiple national leadership positions including President of the American Society for Reproductive Medicine (ASRM), Member of the council of the National Institutes of Child Health and Human Development, Head of the Reproductive Endocrinology and Infertility Division of the American Board of Obstetrics and Gynecology (ABOG), Director and Vice President of the ABOG board and Vice President of ACOG. Dr. Carson served on the U. S. Food and Drug Administration’s Fertility and Maternal Health Drugs Advisory Committee from July 1992 to July 1996 and then from 2007 to 2009. Dr. Carson is a board-certified OB/GYN. She received her Doctor of Medicine degree and completed her residency fellowship training at Northwestern University Medical School and fellowship training at Michael Reese Hospital Medical Center, University of Chicago. We believe Dr. Carson’s qualifications to sit on our Board include her extensive medical and clinical experience in the area of Obstetrics, Gynecology and Reproductive Sciences and her significant educational background.

Seth H.Z. Fischer	67

Mr. Fischer has served as a member of our Board since July 2016, and as our Lead Independent Director since June 2020. Mr. Fischer currently serves as a member of the Board of Directors of Milestone Pharmaceuticals, Inc., Marinus Pharmaceuticals, Inc., Spectrum Pharmaceuticals, Inc., and Esperion Therapeutics, Inc. and is also an advisor to MedHab, LLC. Previously, from 2013-2017, Mr. Fischer served as the Chief Executive Officer and as a Director of Vivus, Inc., a publicly traded biopharmaceutical company commercializing and developing innovative, next-generation therapies to address unmet needs. He has served in positions of increasing responsibility with Johnson & Johnson from 1983 until his retirement in 2012. Most recently, Mr. Fischer served as Company Group Chairman, Johnson & Johnson and Worldwide Franchise Chairman, Cordis Corporation from 2008 to 2012, and as Company Group Chairman, North America Pharmaceuticals from 2004 to 2007, which included responsibilities for Ortho-McNeil Pharmaceuticals, Janssen and Scios. Prior to that, Mr. Fischer served as President of Ortho-McNeil Pharmaceuticals from 2000 to 2004. His operating responsibilities encompassed the commercialization of products in multiple therapeutic categories including Topamax® for epilepsy and migraine and products in the analgesic, anti-infective, cardiovascular, neurologic, psychiatric and women's health areas, including ORTHO EVRA®, one of the most successful contraceptive launches in the U.S. and the first ever contraceptive patch. He earned a Bachelor of General Studies from Ohio University and served as a captain in the U.S. Air Force. We believe Mr. Fischer’s qualifications to sit on our Board include his extensive pharmaceutical industry leadership and operations experience.

Name	Age	Principal Occupation and Business Experience
Josephine Torrente	57

Ms. Torrente has served as a member of our Board since October 2021. Ms. Torrente has more than 30 years of experience in the pharmaceutical industry, and is currently a Director at Hyman, Phelps & McNamara PC, a law firm focused on advising clients on FDA matters, where she has practiced since 1998. In addition to her time at Hyman, Phelps & McNamara, Ms. Torrente has worked at Sprout Pharmaceuticals as Executive Vice President, Corporate and Regulatory Affairs, and Wyeth-Ayerst Research, where she managed U.S. regulatory affairs and conducted discovery research. Ms. Torrente received her B.S. with honors from Case Western Reserve University, her M.S. from the University of Alabama at Birmingham, and her J.D. summa cum laude from Temple University School of Law. We believe Ms. Torrente’s qualifications to sit on our Board include her extensive pharmaceutical experience advising Companies on FDA regulatory and drug development matters and her significant educational background.

There are no family relationships among any of our directors or executive officers. See “Corporate Governance” below for additional information regarding our Board.

CORPORATE GOVERNANCE

Corporate Governance Materials and Practices

Our Board structure reflects our Corporate Governance Principles and commitment to good governance. The Board believes the governance structure we have created among the Board, its committees, the Lead Independent Director, the Board chairperson and Chief Executive Officer, and management is supporting the growth of the Company.

Our written corporate governance materials, including our amended and restated bylaws, Corporate Governance Guidelines, Code of Business Conduct and Ethics, Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, and Science and Technology Committee Charter are posted on our website at www.agiletherapeutics.com under the heading “Investor Relations—Corporate Governance.” Our corporate governance practices include the following:

●	Our Board has a Lead Independent Director, and all of our non-employee directors and committee members are independent.
●	Our Board oversees succession planning for executive officers, including the Chief Executive Officer.
●	Directors have access to all levels of management and are provided with opportunities to meet with members of management on a regular basis.
●	Directors may retain their own independent advisors at our expense.
●	Our Board and each committee thereof conduct self-evaluations at least once per year to assess their performance and ways in which performance could be improved.
●	Our Board addresses the importance of incorporating new viewpoints through the director evaluation and nomination process. Our director composition reflects a mix of tenure on our Board (ranging from one (1) year to seventeen (17) years), which we believe provides an effective balance of historical perspective and an understanding of the evolution of the Company with fresh perspectives and insights.

Board Diversity Matrix

The tables below provide certain highlights of the composition of our Board as of April 28, 2023. Each of the categories listed in the tables below has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	3	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	3	2	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	1

Environmental, Social and Governance Considerations

We are a forward-thinking women’s healthcare company dedicated to fulfilling the unmet needs of today’s women, and we take our responsibility to patients, employees, the medical community, and the communities in which we live and work very seriously. We are an emerging company that is focused on growing as a commercial organization. We recognize that as we grow, we have an opportunity to positively influence a variety of environmental, social and governance (“ESG”) considerations and partner with companies that reflect our values as a company and our commitment to our larger community. Our Board helps to shape and monitor management’s approach to ESG. We plan to seek ways to incorporate these ESG considerations into our business plans with a strategic focus on the following areas:

Diversity, Equity and Inclusion: We are focused on promoting diversity in our workforce and to taking steps to support equity and inclusion for all. We believe that these values provide us with a competitive advantage that can drive creative and innovative thinking and ultimately enhance our business. We have a diverse Board and leadership team supporting our commercial operations. Overall, of the last seven (7) openings on our Board and management team, six (6) have been filled with women candidates. We continue to strive to enhance our Board and workforce diversity by ensuring we have a gender-balanced and diverse slate of qualified candidates for all open positions, advancing the development of diverse talent, and pursuing diverse succession plans both in our employee workforce and our Board.

Patient Support: Advancing women’s health is at the core of our mission. Our current product and product candidates are designed to offer women more freedom and flexibility through additional contraceptive options. The key phase 3 clinical trial we conducted to support the approval of Twirla, our transdermal contraceptive product, included a broad and diverse population of women representative of the U.S. female population seeking hormonal contraception. The trial included women across a broad range of demographic characteristics such as age, race, ethnicity and weight and was one of the first trials to generate data on the relationship between weight and the safety and efficacy of a hormonal contraceptive. Our goal is to make our products as accessible as possible in all communities, and we are working with numerous stakeholders to enable this access as appropriate. We seek to support this objective with a comprehensive series of programs that include educational, product replacement and co-pay support (implemented in a compliant way). We also have engaged more broadly with women’s health advocacy groups and other advisory groups to understand the needs of the patients we seek to help.

Employee Wellness: We believe that our employees are a key to our success. We are dedicated to investing in our employees and workplace culture. As part of this effort, we have put in place several financial wellness programs to help empower our workforce including offering a 40l(k) match program, short-term and long-term disability insurance, and educational programs to help employees understand how to manage their finances. We also offer several programs to promote the physical and mental wellbeing of our employees, including an employee assistance program, disease management and prevention programs and financial incentives to encourage physical and emotional health.

Our Response to COVID-19: Throughout the COVID-19 crisis, the health and safety of our employees and their families has been our top priority. We have followed health and safety guidance from state and local health authorities, taking a phased and measured approach to returning our employees to the office and implementing a wide variety of safety measures and protocols to minimize the spread of the virus. We have enhanced our internal communications and touch points to ensure connectivity to our workforce, introduced collaboration tools and provided employees with flexibility to take additional time off for vaccinations and recovery time as needed.

Environmental Impact: We are cognizant of our responsibility to our broader environment and our need to grow in a sustainable way. Prior to the pandemic and working remotely, we supported several green measures in an effort to reduce our Company's carbon footprint in our corporate office. We continue to evaluate ways to enhance these and other sustainability measures as we make plans to return to our offices on a regular basis and build out our business.

Governance: We have adopted a Code of Business Conduct and Ethics (the “Code”) which applies to all of our employees, officers and directors and outlines our commitment to ethical and compliant business practices. We promote compliance with all relevant government laws, rules and regulations; honest and ethical conduct; protection of company assets; and fair dealings and timely and accurate disclosures in all company reporting. All employees are required to understand, comply with and report any suspected violations of the Code and the Code is reviewed periodically to ensure it is appropriate in scope and achieves the objectives above.

Community Service: We are committed to giving back to our communities. We partake in several employee-led community service initiatives. Through our internal community outreach program – Agile Cares – we host team-building events from time to time to support causes that are meaningful to our employees and our overall mission.

Code of Business Conduct and Ethics

Our Board has adopted a code of business conduct and ethics. The code of business conduct and ethics (“CBCE”) applies to all of our employees, officers and directors. The CBCE provides guidance on fundamental ethical and compliance-related principles and practices such as: accurate record keeping and reporting; avoiding conflicts of interest; protection and proper use of property and information; and compliance with legal and regulatory requirements. The full text of our code of business conduct and ethics is posted on our website at www.agiletherapeutics.com. We intend to disclose, to the extent required by applicable rules and regulations, future amendments to, or waivers of, our code of business conduct and ethics, at the same location on our website identified above or in public filings we will make with the SEC. Information contained on our website is not incorporated by reference into this proxy statement, and you should not consider information contained on our website to be part of this proxy statement.

Hedging and Pledging Policies

We have adopted an insider trading policy that includes a provision that restricts our directors, officers and employees from engaging in hedging or monetization transactions involving our securities, and from engaging in short sales of our securities. Our insider trading policy also prohibits our directors, officers and employees from holding our securities in margin accounts or otherwise pledging our securities as collateral for loans without prior written approval.

Board Composition

Our business affairs are managed under the direction of our Board, which is currently composed of six (6) members. Five (5) of our six (6) directors are independent within the meaning of the listing rules of the Nasdaq Capital Market, or Nasdaq. Our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his or her successor, or the earlier of his or her death, resignation or removal. The classification of our Board may have the effect of delaying or preventing changes in our control or management.

Director Independence

Our common stock is listed on Nasdaq. The listing rules of this stock exchange generally require that a majority of the members of a listed company’s Board be independent. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. The Nasdaq director independence definition includes a series of objective tests, such as that the director is not also one of our employees and has not engaged in various types of business dealings with us. In addition, as further required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us regarding each director’s business and personal activities as they may relate to us and our management.

Our Board has determined that none of our non-employee directors or director nominees has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of our current non-employee directors is “independent” as that term is defined under Nasdaq rules. The independent members of our Board hold separate regularly scheduled executive session meetings at which only independent directors are present.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Each of the current members of our audit committee, Sharon Barbari, Seth H.Z. Fischer, and John Hubbard, Ph.D., FCP, qualify as an independent director pursuant to Rule 10A-3.

Board Leadership Structure

Al Altomari is the Chairperson of our Board and Seth H.Z. Fischer is our Lead Independent Director. Our Lead Independent Director chairs the executive sessions of our Board meetings, oversees the Board’s annual self-evaluation process, provides feedback to the Chief Executive Officer, and works with the Chief Executive Officer to set agendas for Board meetings. We have a separate chairperson for each committee of our Board, all of whom are independent directors. The chairpersons of each committee report on the activities of their committees in fulfilling their responsibilities at the meetings of our Board.

Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board Committees

Our Board has established an audit committee, a compensation committee, a nominating and corporate governance committee, and a science and technology committee, each of which operates pursuant to a charter adopted by our Board. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq and SEC rules and regulations.

Audit committee. Ms. Barbari, Mr. Fischer and Dr. Hubbard currently serve on the audit committee, which is chaired by Ms. Barbari. Our Board has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our Board has determined that Ms. Barbari qualifies as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement. Our audit committee met eight (8) times during the year ended December 31, 2022. The audit committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm on an annual basis;
●	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
●	reviewing the overall audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;
●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
●	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
●	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
●	recommending based upon the audit committee’s review and discussions with management and the independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;
●	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
●	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
●	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions;
●	reviewing the Company’s risk assessment and risk management policies and procedures, and discussing with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures, including, but not limited to, reviewing, on an on-going basis, cybersecurity; and

●	reviewing quarterly earnings releases.

Compensation committee. Mr. Fischer, Dr. Shetty and Ms. Barbari currently serve on the compensation committee, which is chaired by Mr. Fischer. Ms. Barbari replaced Dr. James Tursi on the committee when Dr. Tursi resigned from the Board on October 7, 2022. Our Board has determined that each member of the compensation committee is “independent” as defined in applicable Nasdaq rules. The compensation committee operates under a written charter that satisfies the applicable standards of Nasdaq and which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement. Our compensation committee met seven (7) times during the year ended December 31, 2022. The compensation committee’s responsibilities include:

●	annually reviewing and making recommendations to the Board with respect to corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
●	evaluating the performance of our chief executive officer in light of such corporate goals and objectives and making recommendations to the Board with respect to the compensation of our Chief Executive Officer;
●	reviewing and approving the compensation of our other executive officers;
●	reviewing and establishing our overall management compensation philosophy and policy;
●	overseeing and administering our compensation and similar plans;
●	reviewing and approving our policies and procedures for the grant of equity-based awards;
●	reviewing and making recommendations to the Board with respect to director compensation;
●	reviewing and discussing with management the compensation discussion and analysis, if any, to be included in our annual proxy statement or Annual Report on Form 10-K; and
●	reviewing and discussing with the Board corporate succession plans for the Chief Executive Officer and other key officers.

Certain of our executive officers may provide information and assist our compensation committee in carrying out its functions, however, the compensation committee considers potential compensation actions and makes decisions independently. Our compensation committee has engaged the services of Pay Governance LLC (“Pay Governance”), a compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compare to the compensation practices of other companies. Pay Governance reports directly to the compensation committee. Pay Governance does not provide any services to us other than the services provided to the compensation committee. The compensation committee believes that Pay Governance does not have any conflicts of interest in advising the compensation committee under applicable SEC rules or Nasdaq listing standards.

Nominating and corporate governance committee. Dr. Hubbard, Ms. Barbari, Dr. Carson, and Ms. Torrente currently serve on the nominating and corporate governance committee, which is chaired by Dr. Hubbard. Our Board has determined that each member of the nominating and corporate governance committee is “independent” as defined in applicable Nasdaq rules. The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of Nasdaq and which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement. Our nominating and corporate governance committee met three

(3) times during the year ended December 31, 2022. The nominating and corporate governance committee’s responsibilities include:

●	developing and recommending to the Board criteria for board and committee membership;
●	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
●	reviewing the size and composition of the Board to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
●	identifying individuals qualified to become members of the Board;
●	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;
●	developing and recommending to the Board a code of business conduct and ethics and a set of corporate governance guidelines;
●	developing a mechanism by which violations of the code of business conduct and ethics can be reported in a confidential manner;
●	overseeing the evaluation of the Board and management; and
●	reviewing and reporting to the Board concerning our corporate social responsibility and sustainability efforts, including the impact of environmental and social issues on our company.

Science and technology committee. Ms. Torrente, Dr. Carson, and Dr. Shetty currently serve on the science and technology committee, which is chaired by Ms. Torrente. Ms. Torrente replaced Dr. Tursi as chairperson when Dr. Tursi resigned from the Board on October 7, 2022. The science and technology committee operates under a written charter, which is available on our website at www.agiletherapeutics.com. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement. Our science and technology committee met five (5) times during the year ended December 31, 2022. The science and technology committee’s responsibilities include:

●	identifying and discussing new and emerging trends in pharmaceutical science, technology, pharmaceutical regulation and manufacturing, and, as necessary, reporting to the Board on such trends and the committee’s deliberations;
●	reviewing, evaluating and advising the Board regarding the quality, direction and competitiveness of our research and development and manufacturing programs;
●	reviewing, evaluating and advising the Board regarding our progress in achieving our long-term strategic research and development goals and objectives; reviewing and making recommendations to the Board on our internal and external investments in science, technology and manufacturing. For any external investments in research and development (e.g., potential acquisitions, alliances, collaborations, equity investments, contracts and grants) that require approval by the Board, the committee provides the Board with its recommendation prior to any action by the Board unless time does not permit;
●	regularly reviewing our pipeline of product candidates and clinical development performance;
●	providing assistance to the compensation committee in setting any pipeline or development performance metric(s) under our incentive compensation programs and reviewing the performance results;

●	evaluating its own performance annually and delivering a report to the Board setting forth the results of the evaluation;
●	reviewing and reassessing the adequacy of its charter annually and recommending any proposed changes to the Board for its approval; and
●	performing any other activities consistent with its charter, our amended and restated bylaws and governing law or regulation, as the committee or the Board deems necessary or appropriate.

In December 2020, the board established an ad hoc finance committee to act on its behalf on matters relating to potential transactions to raise capital and to review potential business development transactions. Ms. Barbari, Mr. Fischer and Dr. Hubbard serve on this committee, which is chaired by Ms. Barbari. The committee met eight (8) times during the year ended December 31, 2022. Our Board may from time to time establish other committees.

Meetings of the Board of Directors

The full Board met fourteen (14) times during the year ended December 31, 2022. No director attended fewer than 75% of the total number of meetings of the Board and of any committees of the Board of which he or she was a member during the year ended December 31, 2022.

It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. We have scheduled our Annual Meeting on the same day as a regularly scheduled Board meeting in order to facilitate attendance by the members of our Board. All of our directors at the time of our 2022 Annual Meeting of Stockholders attended the 2022 Annual Meeting of Stockholders.

Board Oversight of Risk

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our operations, strategic direction and intellectual property as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed

The role of the Board in overseeing the management of our risks is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. For example, our audit committee is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters, regulatory and legal compliance, and cyber-security; our compensation committee oversees major risks associated with our compensation policies and programs; and our nominating and governance committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our Board and director succession planning. The full Board (or the appropriate Board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on Agile, and the steps we take to manage them. When a Board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Director Nomination Process

In considering whether to recommend any candidate for inclusion in our Board’s slate of recommended directors, including candidates recommended by stockholders, the nominating and corporate governance committee applies a certain set of criteria, including, but not limited to, the candidate’s integrity, business acumen, experience, commitment, diligence, conflicts of interest and his or her ability to act in the interests of all stockholders. We believe that the value of diversity on the board should be considered by the nominating and corporate governance committee in the director identification and nomination process. The committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law or Company policy.

Stockholders may also nominate persons to be elected as directors. Our nominating and corporate governance committee will consider director candidates recommended by our stockholders, in accordance with our bylaws, as amended. If a stockholder wishes to nominate a person for election as director, he or she must follow the procedures contained in our bylaws, as amended. In evaluating candidates recommended by our stockholders, our nominating and corporate governance committee applies the same criteria as discussed above. To nominate a person to stand for election as a director, a stockholder must provide our Secretary with timely notice of the nomination and the notice must include the information required by Section 2.4 of our bylaws, as amended.

Director Compensation

During our fiscal year ended December 31, 2022, we paid cash fees, granted restricted stock units (“RSUs”) and granted options to purchase shares of our common stock to our non-employee directors who served on our Board. A non-employee director is a director who is not employed by us and who does not receive compensation from us (other than for services as a director) or has a business relationship with us that would require disclosure under certain SEC rules. Mr. Altomari, our Chief Executive Officer and Chairperson of the Board, did not receive any compensation from us during our fiscal year ended December 31, 2022 for his service as a director and is not included in the table below.

	Fees Earned or	Option	Restricted
Name	Paid in Cash	Awards(1)(2)	Stock Awards(1)(2)	Total
Sharon Barbari	$70,000	$815	$817	$71,632
Sandra Carson, M.D., FACOG	$55,000	$815	$817	$56,632
Seth H.Z. Fischer	$95,000	$815	$817	$96,632
John Hubbard, Ph.D.	$65,000	$815	$817	$66,632
Ajit S. Shetty, Ph.D.	$57,500	$815	$817	$59,132
Josephine Torrente	$55,000	$815	$817	$56,632
James P. Tursi, M.D.(3)	$65,000	$815	$817	$66,632

(1)	In accordance with SEC rules, this column reflects the aggregate grant date fair value of the awards granted computed in accordance with Financial Accounting Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 11 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)	As of December 31, 2022, our non-employee directors held the following aggregate number of shares under outstanding stock options (representing unexercised option awards—both exercisable and unexercisable) and unvested restricted stock unit awards:

	Aggregate Number of	Aggregate Number of
	Shares Underlying	Shares Underlying
Name	Option Awards	RSU Awards
Sharon Barbari	52	17
Sandra Carson, M.D., FACOG	52	17
Seth H.Z. Fischer	120	13
John Hubbard, Ph.D.	134	13
Ajit S. Shetty, Ph.D.	127	13
Josephine Torrente	64	52
James P. Tursi, M.D.	118	13

(3)	The compensation provided for Dr. Tursi represents payment through his resignation date of October 7, 2022.

Non-Employee Director Compensation

During 2022, each non-employee member of our Board received the following cash compensation for board services, as applicable:

●	$45,000 per year for service as a director;
●	$25,000 per year for service as lead independent director;
●	$20,000 per year for service as chairman of the audit committee;
●	$15,000 per year for service as chairman of the compensation committee;
●	$12,500 per year for service as chairman of the finance committee;
●	$10,000 per year for service as chairman of the nominating and corporate governance committee;
●	$12,500 per year for service as chairman of the science and technology committee; and
●	$5,000 per year for service as a member on each committee, except each member of the compensation committee received $7,500 per year for service in that role and each member of the audit committee received $10,000 per year for service in that role.

Non-employee members of our Board receive automatic grants of equity awards under our 2014 Amended and Restated Incentive Compensation Plan (the “2014 Plan”). Each non-employee director joining our Board will automatically be granted equity awards totaling $150,000 in value split equally between a non-statutory stock option to purchase shares of common stock with an exercise price equal to the fair market value of our common stock on the grant date and a restricted stock unit, or RSU. The shares subject to each initial option grant and RSU will vest in three successive equal annual installments over the 3-year period measured from the date of the non-employee director’s election to our Board, subject to the non-employee director’s continued board service through each vesting date and provided that the director attends at least 75% of the board meetings held during each respective year of board service.

In addition, on the date of each annual meeting of our stockholders, each non-employee director will automatically be granted equity awards totaling $75,000 in value split equally between a non-statutory stock option to purchase shares of our common stock on that date with an exercise price equal to the fair market value of our common stock on the grant date and an RSU. In 2022, because of the limited number of shares of common stock available for issuance pursuant to the 2014 Plan, each non-employee director received equity awards totaling approximately $1,630 each, which was evenly split into (i) a stock option to purchase 16 shares of common stock, which shares will vest on the first anniversary of the grant date, subject to the non-employee director’s continued board service through such date and provided that the non-employee director attends at least 75% of the board meetings held during such year of board service, and (ii) 13 RSUs, which will vest on the first anniversary of the grant date, subject to the non-employee director’s continued board service through such date and provided that the non-employee director attends at least 75% of the board meetings held during such year of board service. The decision to establish a value of equity awards and to equally split the awards between stock option shares and RSUs was based on a review of director equity compensation by our Board that included participation by Pay Governance. In making this determination, our Board considered our business plan, our stock price and potential dilution to stockholders, and the need to adequately compensate our directors for their service.

The shares subject to each option grant or RSU under the director compensation policy will immediately vest upon (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than 50% of our outstanding voting stock or (iii) a change in the majority of our Board effected through one or more proxy contests for board membership. All automatic director options have a maximum term of ten years.

We will also continue to reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

Limitation of Liability and Indemnification Arrangements

As permitted by the Delaware General Corporation Law (the “DGCL”), we have adopted provisions in our amended and restated certificate of incorporation and amended and restated by-laws, as amended, that limit or eliminate the personal liability of our directors. Consequently, a director will not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

●	any breach of the director’s duty of loyalty to us or our stockholders;
●	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
●	any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or
●	any transaction from which the director derived an improper personal benefit.

These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies such as an injunction or rescission.

In addition, our amended and restated by-laws provide that we will:

●	indemnify our directors, officers and, in the discretion of our Board, certain employees to the fullest extent permitted by the DGCL; and
●	advance expenses, including attorneys’ fees, to our directors and, in the discretion of our Board, to our officers and certain employees, in connection with legal proceedings, subject to limited exceptions.

We have entered into separate indemnification agreements with our directors and executive officers. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by such persons in any action or proceeding arising out of such person’s services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee or agent of another entity at our request. We believe that these indemnification agreements, along with the above-referenced provisions of our amended and restated certificate of incorporation and amended and restated bylaws, are necessary to attract and retain qualified persons as directors and executive officers.

We also maintain general liability insurance to provide insurance coverage to our directors and officers for losses arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act of 1933, as amended, or the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the registrant pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

These provisions may discourage stockholders from bringing a lawsuit against our directors and officers in the future for any breach of their fiduciary duties. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors, officers and certain employees pursuant to these indemnification provisions. We believe that these provisions, the indemnification agreements and the insurance are necessary to attract and retain talented and experienced directors and officers.

Stockholder Communications with the Board of Directors

Stockholders wishing to communicate with the Board or with an individual member of the Board may do so by writing to the Board or to the particular member of the Board, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

EXECUTIVE OFFICERS

The following table provides information concerning our executive officers as of April 28, 2023:

Name	Age	Position
Al Altomari	64	Chairperson and Chief Executive Officer
Geoffrey P. Gilmore	57	Senior Vice President, Chief Administrative Officer
Robert G. Conway	66	Senior Vice President and Chief Corporate Planning & Supply Chain Officer
Paul Korner	57	Senior Vice President and Chief Medical Officer
Amy Welsh	52	Senior Vice President and Chief Commercial Officer

Al Altomari. Please see Mr. Altomari’s biography on page 11 of this proxy statement under the section entitled “Proposal One—Election of Directors—Incumbent Class I Directors Whose Terms Expire in 2024.”

Geoffrey P. Gilmore. Mr. Gilmore has been our Senior Vice President and Chief Administrative Officer since November 2022. Prior to that, Mr. Gilmore served as our General Counsel since August 2014. From 2012 to April 2016, Mr. Gilmore was a principal of Life Sciences Advisory Services, providing consulting services to the pharmaceutical and life science industries. He served as Senior Vice President, General Counsel and Corporate Secretary of Amicus Therapeutics, Inc., a public bio-pharmaceutical company, from 2008 to 2012. Prior to joining Amicus, Mr. Gilmore spent 10 years at Bristol-Myers Squibb where he held roles of increasing responsibility in the legal department with the Commercial, Intellectual Property, and R&D legal groups, served in the Office of the Corporate Secretary and then reported to the General Counsel as Vice-President and Senior Counsel, Corporate Securities. Mr. Gilmore began his legal career in the business and finance groups at Philadelphia based law firms, Ballard Spahr LLP and Montgomery McCracken Walker & Rhoads LLP. Mr. Gilmore received his B.A. degree from Franklin and Marshall College, and his J.D. from the University of Michigan Law School.

Robert G. Conway. Mr. Conway has served as our Senior Vice President and Chief Corporate Planning and Supply Chain Officer since November 2022. Prior to that, he served as our Senior Vice President and Chief Supply Chain Officer since January 2020, as our Senior Vice President, Enterprise Planning and Information Management since

October 2017, as our Senior Vice President of Operations from 2014 to 2017 and as our Chief Development Officer and Vice President of Operations from 2004 to 2014. Mr. Conway has over thirty years of practice in U.S. and international operations with an extensive background in the medical device, pharmaceutical and consumer products industries. Mr. Conway has also previously served as Principal of R. G. Conway and Associates, an independent engineering and project management-consulting firm. Prior to consulting in 1997, Mr. Conway began his career in healthcare with Johnson & Johnson and later joined a Johnson & Johnson supported venture-backed medical device company operating as President and Chief Operating Officer. Mr. Conway holds a B.S. degree in Mechanical Engineering from New Jersey Institute of Technology.

Paul Korner. Dr. Korner has been our Chief Medical Officer since August 2020. He has served in various leadership positions of increasing responsibility at several global companies focused on female reproductive health, including Solvay Pharmaceuticals, Wyeth Research, Bayer, and Ferring Pharmaceuticals. Dr. Korner has led more than 50 clinical trials that include multiple engagements with the U.S. Food and Drug Administration, European Medicines Agency, Pharmaceuticals and Medical Devices Agency in Japan, and Health Canada. Most recently Dr. Korner brought his clinical and development acumen to the gene therapy space as a Senior Vice President of Clinical Development & Medical Affairs at Axovant Gene Therapies, Ltd. He currently serves on the Laidlaw Venture Partners Scientific Advisory Board and the Board of Directors of Voltron Therapeutics as an Independent Director. Dr. Korner received his MD from the Stritch School of Medicine at Loyola University and also holds an MBA from the Michael J. Coles College of Business at Kennesaw State University.

Amy Welsh. Ms. Welsh has been our Senior Vice President and Chief Commercial Officer since November 2022. Prior to that Ms. Welsh served as our Vice President, Marketing since May 2020. She brings over 25 years of industry marketing experience to Agile with a proven track record in product launch and lifecycle management. Prior to joining Agile, Ms. Welsh served for 3 years as the Vice President of Marketing at Antares Pharma Inc., a public specialty pharmaceutical company, where she oversaw the launch of its flagship brand XYOSTED, as well as the commercialization of products, strategic planning of developmental assets, as well as new M&A opportunities. Before Antares, she spent over eight years at AstraZeneca in brand management and marketing roles of increasing responsibility. Ms. Welsh also brings perspective and experience from her time working at a digital advertising agency dedicated to serving the life sciences industry. Ms. Welsh earned a dual B.A. degree in Marketing Communications and English Literature from LaSalle University.

EXECUTIVE COMPENSATION

Compensation Philosophy and Programs

As a “smaller reporting company” as such term is defined in Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), and Item 10 of Regulation S-K, and in accordance with relevant SEC rules and guidance, we have elected, with respect to the disclosures required by Item 402 (Executive Compensation) of Regulation S-K, to comply with the disclosure requirements applicable to smaller reporting companies. Our intent with this overview is to enhance our stockholders’ understanding of our compensation philosophy and programs for our executive officers as well as the compensation committee’s role in the design and administration of these programs and as it relates to specific compensation decisions for our named executive officers.

Our executive compensation philosophy is centered around attracting and retaining talented executives who are essential for our continued growth and success and aligning the interests of these executives with those of our stockholders so that we can build long-term stockholder value. To achieve this objective, in addition to annual base salaries, our executive compensation program utilizes a combination of annual incentives through structured cash bonuses based on pre-defined goals as well as long-term incentives through equity-based compensation. On the whole, we follow a “market median” target compensation philosophy approach, reviewing each compensation component (base salary, target AIP and LTI awards) against the market median with flexibility to target an individual’s base and or total compensation opportunity above or below the market median based on performance, critical skills and recognition for current and/or anticipated future contributions. In establishing overall executive compensation levels, our compensation committee may consider the following factors, including (i) the executive’s scope of responsibilities, (ii) the strategic importance of the executive’s role, (iii)  relevant peer group data, (iv) attainment of individual and overall company performance objectives, (v) recruitment and/or retention concerns, and (vi) the results of the advisory vote of the stockholders on the “say-on-pay” proposal at the prior years’ annual meeting of the stockholders. A substantial portion of executive compensation is directly tied to the achievement of corporate performance objectives, and the contribution of these individuals to build a profitable business and stockholder value over time.

Our executive compensation program is administered by the compensation committee of our Board (the “Compensation Committee”), with guidance and input from our Chief Executive Officer and our independent compensation consultant, Pay Governance LLC (“Pay Governance”). The Compensation Committee oversees the governance, design and administration of our executive compensation programs and evaluates these programs against competitive practice, legal and regulatory developments and corporate governance trends. We are committed to continuing to incorporate leading design and governance practices into our compensation programs. The Compensation Committee, in addition to other activities mentioned above, establishes the new performance objectives for the upcoming fiscal year and approves merit, bonus and equity awards for the current year. The Compensation Committee solicits and considers evaluations and recommendations submitted by the Chief Executive Officer for the Compensation Committee’s review and approval. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee in consultation with the Board, and the Compensation Committee approves any adjustments to his compensation as well as equity awards to be granted. The Compensation Committee obtains and considers input from Pay Governance, including benchmarking data discussed below. Mr. Altomari, our Chief Executive Officer, plays no role in determining his own salary, annual cash performance bonus or equity compensation.

Our Peer Group and the Use of Peer Group Compensation Data

Since 2016, the Compensation Committee has periodically engaged Pay Governance as its independent consultant to assist the Compensation Committee in evaluating its executive compensation program. The Compensation Committee has assessed the independence of Pay Governance, considering the factors required by the Nasdaq Global Market Listing Rules and concluded that Pay Governance is independent from the Company and there are no conflicts of interest.

Each year the Compensation Committee has engaged Pay Governance LLC to provide compensation market data, provide updates on executive compensation trends and regulatory development and provide recommendations to be used to establish compensation levels and plans for our executive officers for the following year. In doing so, Pay Governance develops a relevant peer group of companies (described below) in order to perform a thorough compensation review and analysis of our executive compensation levels and plans when compared to this group of peers, including base salary, annual cash bonus and long-term equity incentive awards.

In August 2022, at the recommendation of Pay Governance, the Compensation Committee approved substantial changes to the peer group to align with our evolution as a commercial organization, and removed eight companies that were either acquired, restructured, or had fallen outside the financial evaluation criteria, and added eight companies at similar commercial stage. In 2022 our peer group consisted of the following 20 companies:

AcelRx Pharmaceuticals	Femays	SCYNEXIS
Ardelyx	Kala Pharmaceuticals	Spectrum Pharmaceuticals
Aytu BioPharma	Lipocine Inc.	Sutro Biopharma
Baudex Bio, Inc.	Marinus Pharmaceuticals	Trevena
Cidara Therapeutics Inc.	Ocular Therapeutix	VYNE Therapeutics
Dare Bioscience	OptiNose Inc.	Zynerba Pharma
Evofem Biosciences, Inc.	Palatin Technologies

We believe that our selected peer group provides useful information to help us establish competitive compensation practices and levels of compensation that allow us to attract, retain and motivate a talented executive team and, at the same time, aligns the interests of our executives with those of our stockholders. We believe our executive compensation must be competitive within such peer groups, yet fully aligned with our current stage of development and our responsibilities to stockholders.

The target goal for annual cash salary, annual cash bonus and long-term equity remains around or at the 50th percentile of our peer group. Based on our Company’s performance during 2022 fiscal year, the compensation committee determined that performance was at 70% of target. Due to our need to preserve cash, the Board and Compensation Committee decided not to award annual bonuses in early 2023. The Board may award such bonuses to our named executive officers for the 2022 fiscal year when we have sufficient funds available to pay them along with a decision around long-term equity awards. The named executive officers will need to be employed on the date any such payment is made.

Summary Compensation Table

The following table provides information concerning the compensation paid to our President and Chief Executive Officer, and our other two most highly compensated individuals, for the fiscal years ended December 31, 2022 and 2021. We refer to these individuals as our named executive officers.

			Option	All Other
Name and Principal Position	Year	Salary	Awards(1)	Compensation		Total
Al Altomari	2022	$600,554	$196,396	$43,842	(2)	$840,792
Chairperson & Chief	2021	$594,445	$1,602,009	$30,376		$2,226,830
Executive Officer

Geoffrey P. Gilmore	2022	$429,492	$65,458	$49,428	(3)	$544,378
Sr. VP, Chief Administrative Officer	2021	$423,325	$600,753	$36,187		$1,060,265

Paul Korner	2022	$442,000	$65,458	$38,402	(4)	$545,860
Chief Medical Officer	2021	$439,167	$400,502	$35,924		$875,593

(1)	In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted computed in accordance with Financial Accounting Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 11 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(2)	Represents $27,576 for premiums paid by us for health and group life insurance, $11,600 paid by us for safe harbor match and $4,666 paid by us for life insurance.
(3)	Represents $36,758 for premiums paid by us for health and group life insurance, $11,600 paid by us for safe harbor match and $1,070 paid by us for life insurance.
(4)	Represents $37,595 for premiums paid by us for health and group life insurance and $807 paid by us for life insurance.

Narrative Explanation of Certain Aspects of the Summary Compensation Table

Pursuant to employment agreements entered into with us, each of our named executive officers is eligible to receive (i) a base salary and (ii) an annual performance bonus payable in cash, stock or a combination of both at the discretion of the compensation committee of the Board. The target amount of each named executive officer’s annual performance bonus is a percentage of his or her base salary, as set forth in the table below, and the actual amount payable is based on the achievement of individual and corporate objectives.

Base Salary and Annual Performance Bonus

The base salary and target annual performance bonus for each of our named executive officers for our fiscal year ended December 31, 2022, is listed in the table below:

	2022	2022 Target
Name	Base Salary	Performance Bonus
Al Altomari	$600,554	60%
Geoffrey P. Gilmore	$450,000	45%
Paul Korner	$442,000	45%

For 2021, the Board approved a 3.0% merit-based increase in the base salary for each officer, which became effective as of March 1, 2021. The salaries for Mr. Altomari and Dr. Korner were further adjusted to better align with salaries in our peer group in the following percentages: (i) Mr. Altomari, 4%; and (ii) Dr. Korner, 1%. As of March 1, 2021, Mr. Altomari’s salary increased to $600,554, Mr. Gilmore’s salary increased to $425,390 and Dr. Korner’s salary increased to $442,000. Additionally for 2021, the Board approved an increase in the bonus targets for each officer. Mr. Altomari’s bonus target was increased from 55% to 60%, Mr. Gilmore’s bonus target was increased from 40% to 45%, and Dr. Korner’s bonus target was increased from 40% to 45%.

For 2022, the Compensation Committee, based on a recommendation from management, did not approve a merit-based increase in base salary for any officer based on our overall performance. The Compensation Committee had initially intended to award bonus payments for our named executive officers to reflect the commercial performance of Twirla, the management of our financial resources and progress on the Company’s Phase 4 commitments in 2021 at 50% of each executive’s target. However, given our need to preserve cash, the named executive officers were not granted these bonuses. In addition, the long-term equity incentives were reduced in value compared to the awards granted in 2021 because of the reduced number of shares available in the Company’s incentive plan. Mr. Altomari’s long-term equity incentive grants were reduced by 88%, Mr. Gilmore’s grants were reduced by 89% and Dr. Korner’s grants were reduced by 84% in 2022. In November 2022, Mr. Gilmore was promoted to Senior Vice President, Chief Administrative Officer and his salary was increased to $450,000.

Objectives for the named executive officers’ target bonuses for our fiscal year ended December 31, 2022 included three general categories: (1) the commercial performance of Twirla, as measured by net revenue, weighted at 50% of the total bonus potential; (2) management of our financial position for the 2022 fiscal year, as measured by our pre-tax earnings and cash position, collectively weighted at 40% of the total bonus potential; and (3) activities related to evaluating its pipeline and implementing the post approval commitments to the FDA in connection with the FDA’s approval of Twirla, and business development activity either through acquisition of additional product or similar transaction, both collectively weighted at 10% of the total bonus potential.

Objectives for our 2022 named executive officer target bonuses were deemed to be achieved at 70%, which at the discretion of the Compensation Committee reflected that we had (i) not met our net revenue target, (ii) partially achieved our goals to raise capital but had successfully and manage our expenses, (iii) met the objectives for evaluating our pipeline and fully met the timelines for our obligations to the FDA, and (iv) reviewed and identified multiple business development candidates throughout the course of the year. At the Compensation Committee’s discretion, bonuses may be awarded to our named executive officers for their performance, and subject to their continued employment, if we are successful in raising enough cash to fund our operations.

Each of our named executive officers is eligible to receive certain benefits if his or her employment is terminated under certain circumstances, as described under “Severance and Change in Control Benefits” below.

For 2023, the Compensation Committee has established the following goals which must be achieved in order for the named executive officers to fully realize their potential annual cash bonus targets:

●	Twirla Growth: Achieving growth of Twirla net revenue as measured by established targets;

●	Financial Management: Reducing our loss and financing the Company’s operations as measured by targets for pre-tax earnings and cash; and
●	Building Agile: Pursuing business development opportunities to grow our business and meet our Phase 4 commitments to the U.S. Food and Drug Administration for 2023.

Equity Compensation

We have historically offered stock options as the primary long-term incentive vehicle to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. We typically grant stock options to new hires upon their commencing employment with us. Awards to newly hired employees generally vest with respect to 25% of the total number of option shares on the first anniversary of the grant date and in equal monthly installments over the following 36 months.

As part of an annual compensation evaluation of our named executive officers at the beginning of each year, the compensation committee of the Board considers granting stock options and other long-term incentive vehicles to our named executive officers based on such executive’s individual performance for the preceding year and as an incentive for future performance. Stock options are granted under our 2014 Amended and Restated Incentive Compensation Plan, or the 2014 Plan, and generally vest with respect to 25% of the total number of option shares on the first anniversary of the grant date and in equal monthly installments over the following 36 months.

Effective January 19, 2022, the Compensation Committee granted each of Mr. Altomari, Mr. Gilmore, and Dr. Korner options to purchase shares of our common stock in the amount of 337, 112, and 112 (respectively), each at an exercise price of $684 per share, which was the closing price of our common stock on January 19, 2022. The Compensation Committee made its decision to grant stock options to our named executive officers based on (i) their individual performance for 2021 and contribution to the Company’s performance against its corporate goals in 2021 and (ii) to incentivize future performance.

On November 9, 2022, the Compensation Committee approved an off-cycle grant for all active employees, including our named executive officers. The Compensation Committee granted each of Mr. Altomari, Mr. Gilmore, and Dr. Korner options to purchase shares of our common stock in the amount of 600, 200 and 200 (respectively), each at an exercise price of $10.22 per share, which was the closing price of our common stock on November 9, 2022.

As described under “Outstanding Equity Awards as of December 31, 2022” below, all outstanding and unvested options held by our named executive officers are subject to accelerated vesting in the event we experience a change in control and the stock options are not assumed by the successor corporation, or at the discretion of the Board. In addition, all outstanding equity awards held by our named executive officers are subject to accelerated vesting in the event of a termination without cause or resignation for good reason that occurs in connection with a change in control, as described under “Severance and Change in Control Benefits” below.

Outstanding Equity Awards as of December 31, 2022

The following table sets forth information regarding each outstanding equity award held by each of our named executive officers as of December 31, 2022. The number of shares subject to each award and, where applicable, the exercise price per share, reflect all changes as a result of our capitalization adjustments.

	Option Awards
		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised	Option
		Options	Options	Exercise	Option
	Grant	Exercisable	Unexercisable	Price	Expiration
Name	Date(1)	(#)	(#)	($)(2)	Date
Al Altomari	6/24/2014	36	—	$21,500.00	6/23/2024
	2/19/2015	45	—	$18,900.00	2/18/2025
	2/19/2015	45	—	$21,500.00	2/18/2025
	2/8/2016	49	—	$11,860.00	2/7/2026
	1/25/2017	120	—	$4,520.00	1/24/2027
	1/24/2018	127	—	$6,920.00	1/23/2028
	6/20/2018	75	—	$1,160.00	6/19/2028
	1/29/2019	264	5	$1,680.00	1/28/2029
	1/29/2019	75	1	$5,000.00	1/28/2029
	1/22/2020	303	112	$5,660.00	1/21/2030
	1/27/2021	165	180	$5,640.00	1/26/2031
	1/19/2022	—	337	$684.00	1/18/2032
	11/9/2022	—	600	$10.22	11/8/2032
Geoffrey P. Gilmore	8/1/2014	15	—	$12,000.00	7/31/2024
	2/19/2015	10	—	$18,900.00	2/18/2025
	2/8/2016	14	—	$11,860.00	2/7/2026
	4/18/2016	14	—	$12,920.00	4/17/2026
	1/25/2017	69	—	$4,520.00	1/24/2027
	1/24/2018	53	—	$6,920.00	1/23/2028
	6/20/2018	75	—	$1,160.00	6/19/2028
	1/29/2019	86	—	$1,680.00	1/28/2029
	1/29/2019	19	—	$5,000.00	1/28/2029
	7/3/2019	75	—	$2,960.00	7/2/2029
	1/22/2020	115	42	$5,660.00	1/21/2030
	1/27/2021	62	67	$5,640.00	1/26/2031
	1/19/2022	—	112	$684.00	1/18/2032
	11/9/2022	—	200	$10.22	11/8/2032
Paul Korner	8/17/2020	43	31	$5,740.00	8/16/2030
	1/27/2021	41	45	$5,640.00	1/26/2031
	1/19/2022	—	112	$684.00	1/18/2032
	11/9/2022	—	200	$10.22	11/8/2032

(1)	Each of the option awards vest with respect to 25% of the shares one year following the date of grant and with respect to 1/36th of the remaining shares on each monthly anniversary thereafter over the following three years, subject to the executive’s continuous service with us through the vesting date.
(2)	All of the option awards listed in the table above were granted with a per share exercise price equal to or above the fair market value of our common stock on the date of grant.

Severance and Change in Control Benefits

Al Altomari

We entered into an employment agreement with Mr. Altomari on October 11, 2010, which was amended on December 18, 2012, April 12, 2016, and amended and restated on August 14, 2020, and November 22, 2022. Pursuant to the terms of the agreement, Mr. Altomari is entitled to receive certain benefits in the event his employment is terminated.

Payments Upon Termination Absent a Change in Control.

If Mr. Altomari terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case in the absence of a change in control, he is entitled to receive the following severance benefits: (i) base salary continuation for a period of 12 months, and (ii) reimbursement of Mr. Altomari’s health insurance premiums for a period of 12 months following the date of his termination or until Mr. Altomari obtains other employment, whichever is sooner. In the event of a change in control following his termination, any base salary continuation payments still due to Mr. Altomari shall be paid in full upon the change in control.

In the event Mr. Altomari’s employment terminates as a result of his disability, he will be entitled to receive (i) base salary continuation for a period of 12 months following the date of his termination, and (ii) reimbursement of Mr. Altomari’s health insurance premiums for a period of 12 months following the date of his termination due to his disability or until Mr. Altomari obtains other employment, whichever is sooner.

Payments Upon Termination in Connection with a Change in Control.

If Mr. Altomari terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case upon or within 12 months following a change in control, he is entitled to receive the following severance benefits: (i) a lump-sum cash payment in the amount of 2.0 times his then annual rate of base salary, (ii) a lump sum cash payment equal to Mr. Altomari’s target annual bonus for the year in which his termination occurs, (iii) reimbursement of Mr. Altomari’s health insurance premiums for a period of 24 months following the date of his termination or until Mr. Altomari obtains other employment, whichever is sooner and (iv) each outstanding equity award shall automatically vest in full.

Notwithstanding the foregoing, any payments and benefits that would otherwise be paid to Mr. Altomari (whether or not under his employment agreement) in connection with a change in control of the Company will be reduced to the extent necessary to ensure that he is not subject to any excise tax under Internal Revenue Code Section 4999 in connection with any change in control of the Company or his subsequent termination of employment. However, such reduction will not be made if Mr. Altomari would be better off (on an after-tax basis) receiving all payments and benefits and paying all excise and income taxes under Internal Revenue Code Section 4999.

Under Mr. Altomari’s employment agreement, the terms below are generally defined as follows:

“Change in Control” means (i) a merger or consolidation in which more than 50% of the voting securities of the Company are transferred and the composition of the board after such transaction constitutes less than 50% of the members of the board prior to the transaction; (ii) any acquisition, directly or indirectly, of beneficial ownership of more than 50% of the total combined voting power of the Company, other than in a capital-raising transaction; or (iii) the sale, transfer, exclusive worldwide license or other disposition of all or substantially all of the assets of the Company.

“Good reason” means Mr. Altomari’s resignation following notice to the Company of, and failure by the Company to cure, the occurrence of any of the following: (i) an office relocation of more than 50 miles; (ii) failure by the Company to comply with any material term of the employment agreement; or (iii) the demotion to a lesser position or substantial diminution of authority, duties or responsibilities, except for a reduction in title, position, responsibilities or duties solely by virtue of the Company being acquired and made part of, or operated as a subsidiary of, a larger company, so long as the new duties and responsibilities are reasonably commensurate with Mr. Altomari’s experience.

“Reasonable cause” means (i) an act or omission that constitutes dishonesty, disloyalty, fraud, deceit, gross negligence, willful misconduct or recklessness, including, but not limited to Mr. Altomari’s willful violation of the Company’s bylaws or code of conduct, and that is directly or indirectly materially detrimental to the Company’s best interest; (ii) intentional failure to perform any lawful duties assigned by the board after receiving notice and an opportunity to cure; (iii) the commission of any act that constitutes a felony; or (iv) any material breach of certain sections of the employment agreement.

The payment of any severance compensation described above is subject to Mr. Altomari’s execution and non-revocation of a general release of claims against the Company, and his compliance with non-competition and non-solicitation restrictive covenants for a 24-month period after his termination without cause or for good reason upon or within 12 months following a change of control and a 12-month period following his termination date in all other cases.

Geoffrey P. Gilmore

We entered into an employment agreement with Mr. Gilmore on April 12, 2016, which was amended on July 3, 2019, August 14, 2020, and November 1, 2022. Pursuant to the terms of the agreement, as amended, Mr. Gilmore is entitled to receive certain benefits in the event his employment is terminated.

Payments Upon Termination Absent a Change in Control.

If Mr. Gilmore terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case in the absence of a change in control, he is entitled to receive the following severance benefits: (i) base salary continuation for a period of 12 months, and (ii) reimbursement of Mr. Gilmore’s health insurance premiums for a period of 12 months following the date of his termination or until he obtains other employment, whichever is sooner. In the event of a change in control following his termination, any base salary continuation payments still due to Mr. Gilmore shall be paid in full upon the change in control.

In the event Mr. Gilmore’s employment terminates as a result of his disability, he will be entitled to receive (i) base salary continuation for a period of 12 months following the date of his termination, and (ii) reimbursement of his health insurance premiums for a period of 12 months following the date of his termination due to his disability or until he obtains employment, whichever is sooner.

Payments Upon Termination in Connection with a Change in Control.

If Mr. Gilmore terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case upon or within 12 months following a change in control, he is entitled to receive the following severance benefits: (i) a lump-sum cash payment in the amount of 1.5 times his then annual rate of base salary, (ii) a lump sum cash payment equal to his target annual bonus for the year in which his termination occurs, (iii) reimbursement of his health insurance premiums for a period of 18 months following the date of his termination or until he obtains other employment, whichever is sooner and (iv) each outstanding equity award shall automatically vest in full.

Notwithstanding the foregoing, any payments and benefits that would otherwise be paid to Mr. Gilmore (whether or not under his employment agreement) in connection with a change in control of the Company will be reduced to the extent necessary to ensure that he is not subject to any excise tax under Internal Revenue Code Section 4999 in connection with any change in control of the Company or his subsequent termination of employment. However, such reduction will not be made if Mr. Gilmore would be better off (on an after-tax basis) receiving all payments and benefits and paying all excise and income taxes under Internal Revenue Code Section 4999.

Under Mr. Gilmore’s employment agreement, the terms below are generally defined as follows:

“Change in Control” means (i) a merger or consolidation in which more than 50% of the voting securities of the Company are transferred and the composition of the board after such transaction constitutes less than 50% of the members of the board prior to the transaction; (ii) any acquisition, directly or indirectly, of beneficial ownership of more than 50% of the total combined voting power of the Company, other than in a capital-raising transaction; or (iii) the sale, transfer, exclusive worldwide license or other disposition of all or substantially all of the assets of the Company.

“Good reason” means Mr. Gilmore’s resignation following notice to the Company of, and failure by the Company to cure, the occurrence of any of the following: (i) an office relocation of more than 50 miles; (ii) failure by the Company to comply with any material term of the employment agreement; or (iii) the demotion to a lesser position or substantial diminution of authority, duties or responsibilities, except for a reduction in title, position, responsibilities or duties solely by virtue of the Company being acquired and made part of, or operated as a subsidiary of, a larger company, so long as the new duties and responsibilities are reasonably commensurate with Mr. Gilmore’s experience.

“Reasonable cause” means (i) an act or omission that constitutes dishonesty, disloyalty, fraud, deceit, gross negligence, willful misconduct or recklessness, including, but not limited to Mr. Gilmore’s willful violation of the Company’s bylaws or code of conduct, and that is directly or indirectly materially detrimental to the Company’s best interest; (ii) intentional failure to perform any lawful duties assigned by the Board after receiving notice and an opportunity to cure; (iii) the commission of any act that constitutes a felony; or (iv) any material breach of certain sections of the employment agreement.

The payment of any severance compensation described above is subject to Mr. Gilmore’s execution and non-revocation of a general release of claims against the Company, and his compliance with non-competition and non-solicitation restrictive covenants for a 12-month period after his termination without cause or for good reason upon or within 18 months following a change of control.

Paul Korner, M.D.

We entered into an employment agreement with Dr. Korner on August 17, 2020, which was amended on November 1, 2022. Pursuant to the terms of the agreement, Dr. Korner is entitled to receive certain benefits in the event his employment is terminated.

Payments Upon Termination Absent a Change in Control.

If Dr. Korner terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case in the absence of a change in control, he is entitled to receive the following severance benefits: (i) base salary continuation for a period of 12 months, and (ii) reimbursement of his health insurance premiums for a period of 12 months following the date of his termination or until he obtains other employment, whichever is sooner. In the event of a change in control following his termination, any base salary continuation payments still due to Dr. Korner shall be paid in full upon the change in control.

In the event Dr. Korner’s employment terminates as a result of his disability, he will be entitled to receive (i) base salary continuation for a period of 12 months following the date of his termination, and (ii) reimbursement of his health insurance premiums for a period of 12 months following the date of his termination due to his disability or until he obtains employment, whichever is sooner.

Payments Upon Termination in Connection with a Change in Control.

If Dr. Korner terminates his employment for good reason or if we terminate his employment without reasonable cause (other than due to death or disability), in either case upon or within 12 months following a change in control, he is entitled to receive the following severance benefits: (i) a lump-sum cash payment in the amount of 1.5 times his then annual rate of base salary, (ii) a lump sum cash payment equal to his target annual bonus for the year in which his termination occurs, (iii) reimbursement of his health insurance premiums for a period of 18 months following the date of his termination or until he obtains other employment, whichever is sooner and (iv) each outstanding equity award shall automatically vest in full.

Notwithstanding the foregoing, any payments and benefits that would otherwise be paid to Dr. Korner (whether or not under his employment agreement) in connection with a change in control of the Company will be reduced to the extent necessary to ensure that he is not subject to any excise tax under Internal Revenue Code Section 4999 in connection with any change in control of the Company or his subsequent termination of employment. However, such reduction will not be made if Dr. Korner would be better off (on an after-tax basis) receiving all payments and benefits and paying all excise and income taxes under Internal Revenue Code Section 4999.

Under Dr. Korner’s employment agreement, the terms below are generally defined as follows:

“Change in Control” means (i) a merger or consolidation in which more than 50% of the voting securities of the Company are transferred and the composition of the board after such transaction constitutes less than 50% of the members of the board prior to the transaction; (ii) any acquisition, directly or indirectly, of beneficial ownership of more than 50% of the total combined voting power of the Company, other than in a capital-raising transaction; or (iii) the sale, transfer, exclusive worldwide license or other disposition of all or substantially all of the assets of the Company.

“Good reason” means Dr. Korner’s resignation following notice to the Company of, and failure by the Company to cure, the occurrence of any of the following: (i) an office relocation of more than 50 miles; (ii) failure by the Company to comply with any material term of the employment agreement; or (iii) the demotion to a lesser position or substantial diminution of authority, duties or responsibilities, except for a reduction in title, position, responsibilities or duties solely by virtue of the Company being acquired and made part of, or operated as a subsidiary of, a larger company, so long as the new duties and responsibilities are reasonably commensurate with Dr. Korner’s experience.

“Reasonable cause” means (i) an act or omission that constitutes dishonesty, disloyalty, fraud, deceit, gross negligence, willful misconduct or recklessness, including, but not limited to Dr. Korner’s willful violation of the Company’s bylaws or code of conduct, and that is directly or indirectly materially detrimental to the Company’s best interest; (ii) intentional failure to perform any lawful duties assigned by the board after receiving notice and an opportunity to cure; (iii) the commission of any act that constitutes a felony; or (iv) any material breach of certain sections of the employment agreement.

The payment of any severance compensation described above is subject to Dr. Korner’s execution and non-revocation of a general release of claims against the Company, and his compliance with non-competition and non-solicitation restrictive covenants for a 12-month period after his termination without cause or for good reason upon or within 18 months following a change of control.

Employee Benefits and Perquisites

We also provide group life insurance, health, vision, and dental care insurance to all employees, including our named executive officers. These benefits do not discriminate in scope, terms, or operation in favor of the named executive officers. All such benefits terminate at the time each individual is no longer employed with us or as otherwise provided in the applicable employment agreement. All our named executive officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. We maintain a 401(k) defined contribution plan, which is our primary retirement benefit for employees, including executives. We make a safe-harbor contribution of 100% of the first 3% of an employee’s elected salary deferral, plus 50% of the next 2% of salary deferral subject to Internal Revenue Service limitations. Although permitted under the plan, we have not matched employee contributions to the 401(k) plan. We provide a life insurance benefit for our named executive officers in an amount equal to up to twice the named executive officer’s base salary and target bonus capped at $1,000,000.

We do not generally provide our named executive officers with perquisites or other personal benefits (other than severance benefits, and the life insurance benefit, as described above).

Pay Versus Performance

As required by Item 402(v) of SEC Regulation S-K, the following table, footnotes and discussion provide “Pay versus Performance” regarding the relationship between executive compensation actually paid (“CAP”), as calculated under the applicable SEC rules, for the last two (2) fiscal years. As required by SEC rules, as it applies to smaller reporting companies, the table presented below discloses CAP for (i) our principal executive officer (“PEO”) and (ii) our named executive officers other than the PEO (the “non-PEO NEOs”), on an average basis. The information provided below was not considered by our compensation committee in structuring or determining compensation for our named executive officers.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income (Loss) (000)
	($)(1)	($)(1,2,3)	($)(1)	($)(1,2,3)	($)(4)	($)
2022	840,792	317,810	545,119	388,885	0.2	(25,412)
2021	2,226,830	(1,064,862)	967,929	18,545	17	(71,070)

(1)	For each year presented, Al Altomari was our PEO and our non-PEO NEOs were Geoffrey Gilmore and Paul Korner.
(2)	Amounts shown for CAP are computed in accordance with Item 402(v) of Regulation S-K and do not reflect the actual amount of compensation earned by or paid to the non-PEO NEOs during the applicable year. These amounts reflect total compensation as reported in the Summary Compensation Table with certain adjustments as described below:

	Calculation		Calculation for
	for PEO		Average of Non-PEOs
Calculation of Compensation “Actually Paid”	Year 2021	Year 2022	Year 2021	Year 2022
	($)	($)	($)	($)
Summary Compensation table total	2,226,830	840,792	967,929	545,119
Less grant date fair value of stock awards	(1,602,009)	(196,396)	(500,628)	(65,458)
Add year end fair value of awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year	209,711	7,579	38,279	2,726
Change in fair value as of vesting date compared to prior year end fair value for vested awards granted in prior years	(557,198)	(161,847)	(142,638)	(38,716)
Change in fair value as of fiscal year end compared to prior year end fair value for unvested and outstanding awards granted in prior fiscal years	(1,342,196)	(172,318)	(344,397)	(54,786)
Compensation "Actually Paid"	(1,064,862)	317,810	18,545	388,885

(1)	CAP reflects the exclusions and inclusions of equity awards for the PEO and the non-PEO NEOs as set forth below and calculated in accordance with FASB ASC Topic 718. The valuation methodologies and assumptions used to calculate CAP are based on our grant date fair value of these awards as disclosed in the company’s audited financial statements for the years reflected in the table below.

(2)	Total Shareholder Return shown in this table assumes $100 was invested for the period starting December 31, 2020 through December 31 of the applicable fiscal year in the Company’s common stock as traded under ticker AGRX on NASDAQ. The historical stock price performance of our common stock shown is not necessarily indicative of future stock price performance.

Pay Versus Performance Relationship Descriptions

In accordance with Item 402(v) of Regulation S-K, we are providing graphic descriptions of the relationship between CAP to our PEO, the average of CAP to our non-PEO NEOs, and the Company’s cumulative total shareholder return (“TSR”) and Net Income over the two-year period from 2021 through 2022, each as set forth in the table above.

PROPOSAL TWO

NON-BINDING ADVISORY VOTE ON THE 2022 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Information Regarding the Non-Binding Advisory Vote on the 2022 Compensation of our Named Executive Officers

Pursuant to Section 14A of the Exchange Act, we are holding a non-binding advisory stockholder vote on the compensation of our named executive officers, as described in the “Executive Compensation” section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure set forth in this proxy statement. This proposal is commonly known as a “say-on-pay” proposal. At the Annual Meeting, stockholders will be asked to approve the following resolution:

RESOLVED, that the stockholders of Agile Therapeutics, Inc. approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement.

At our 2020 Annual Meeting of Stockholders, our stockholders approved, on an advisory basis, a frequency of every year for casting advisory votes regarding our executive compensation. After considering the vote of stockholders on the matter, as well as our general compensation philosophy, we adopted an annual frequency for seeking advisory votes on executive compensation. The next non-binding advisory vote on executive compensation will occur at the 2024 annual meeting of the stockholders.

The compensation committee oversees and administers our executive compensation program, including the evaluation and approval of compensation plans, policies and programs offered to our named executive officers. Our executive compensation program is designed to meet the following objectives:

●	align management interests with the interests of our stockholders;
●	emphasize the use of “at risk” and performance based compensation to motivate executives to advance our interests; and
●	provide executive compensation packages that are competitive in order to attract and retain executives whose skills are critical to the current and long term success of the Company.

Please read the “Executive Compensation” section starting on page 27 of this proxy statement for a detailed discussion of our executive compensation programs, including information about the 2022 compensation of our named executive officers.

Vote Required for Approval of this Proposal

The advisory vote on the compensation of our named executive officers will be approved by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote thereon at the Annual Meeting. Abstentions will be the equivalent of votes against this proposal and broker non-votes will not have an effect on the outcome of this proposal.

While this vote is being conducted on an advisory basis, and is therefore not binding on us, the vote will be carefully considered by the compensation committee and our board. Both our compensation committee and our board value the opinions of our stockholders and, to the extent there is any meaningful vote against the 2022 compensation of our named executive officers, we will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns. The outcome of the vote, however, will not be construed as overruling any prior decision by the Company, the compensation committee or the board.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE 2022 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL THREE:

APPROVAL OF THE
AGILE THERAPEUTICS, INC. 2023 EQUITY INCENTIVE PLAN

Introduction

In 2014, our Board adopted, and our stockholders approved the Agile Therapeutics, Inc. Amended and Restated 2014 Incentive Compensation Plan, which became effective on May 22, 2014. We refer to our 2014 Incentive Compensation Plan, as amended through the date hereof, as the “Prior Plan”. In 2018, we amended and restated the Prior Plan to increase the shares available for issuance under the Prior Plan and make certain other changes that our Board determined to be advisable.

As of April 24, 2023, only 6,355 shares of our common stock (“Shares”) remain available for future issuance under the Prior Plan. Our Board has determined that this amount is insufficient to meet our needs for future equity incentive awards. In light of such determination, the compensation committee and our Board (the “Committee”), in consultation with our compensation consultant, Pay Governance, undertook a comprehensive review of our historical equity grant practices, and considered a number of factors, including burn rate, the number of Shares needed for future awards, a dilution analysis, and competitive data from relevant peer companies.

Based on such review, on April 19, 2023 upon recommendation of the Compensation Committee, our Board unanimously approved the Agile Therapeutics, Inc. 2023 Equity Incentive Plan (the “2023 Plan”), subject to stockholder approval at the Annual Meeting.

Our Board believes that approval of the 2023 Plan is critical to our ability to attract, retain and motivate employees, including our executive officers, consultants and directors, and to align interests of such employees with those of our shareholders. Our Board has recommended that our stockholders approve the 2023 Plan because it believes, after consulting with Pay Governance, that it would be in the best interests of us and its shareholders to have a plan with a sufficient number of shares available for new awards and our Board is also seeking stockholder approval of the 2023 Plan in order to (i) meet Nasdaq listing requirements, (ii) allow incentive stock options awarded under the 2023 Plan to meet the requirements of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”), (iii) continue to maintain a limit on annual compensation of non-employee directors, and (iv) conform to good corporate governance.

If our stockholders do not approve the 2023 Plan, we will continue to be able to grant awards under the Prior Plan; however, our Board has determined we will be limited in our ability to continue to issue awards in numbers sufficient to attract and motivate the highly skilled employees we need to recruit and retain.

Our 2023 Plan is designed to attract and retain talented employees, directors and consultants necessary for our continued growth and success. For that reason, the Company has structured the 2023 Plan to provide flexibility in designing equity incentive programs with a broad array of equity incentives, such as stock options, stock appreciation rights (“SARs”), stock awards, and restricted stock units and implement competitive incentive compensation programs for its employees and non-employee directors. The 2023 Plan will terminate no later than the tenth anniversary of the date it is adopted by our stockholders, unless extended with stockholder approval. No additional grants will be made under the Prior Plan on or after the effective date of the 2023 Plan. Outstanding grants under the Prior Plan will continue to be in effect according to their terms.

Highlights of the 2023 Plan

The 2023 Plan contains a number of provisions that we believe are consistent with best practices in equity compensation and which protect the stockholders’ interests, as described below:

●	No evergreen authorization. The 2023 Plan does not contain an “evergreen” Share reserve, meaning that the Share reserve will not be increased without further stockholder approval.

●	No liberal share recycling provisions. The 2023 Plan prohibits the re-use of Shares withheld or delivered to satisfy the exercise price of a stock option or base price of a SAR or to satisfy tax withholding requirements associated with any award. The 2023 Plan also prohibits “net share counting” upon the exercise of stock options or SARs and prohibits the re-use of Shares purchased on the open market with the proceeds of option exercises.
●	Limit on awards to non-employee directors. The 2023 Plan imposes an aggregate limit on the value of awards that may be granted, when aggregated with cash fees that may be paid, to each non-employee director for services as a non-employee director in any year to $750,000 in total value.
●	Minimum vesting requirements. The 2023 Plan requires a one-year minimum vesting schedule for awards, except that up to 5% of the Shares reserved for issuance (subject to certain adjustments) are available for grant without regard to this requirement, and awards granted to non-employee directors on the date of an annual stockholders’ meeting satisfy this requirement if they provide for vesting at the stockholders’ meeting immediately following the grant date (but in any event not less than 50 weeks following the date of grant).
●	Ban on in-the-money stock options and SARs. The 2023 Plan prohibits the grant of stock options or stock appreciation rights with an exercise price or base price that is less than fair market value on the date of grant.
●	No repricing or grant of discounted stock options or SARs. The 2023 Plan prohibits repricing of options or SARs either by amending an existing award or substituting a new award for a cancelled award that has an exercise price or base amount less than the exercise price or base amount applicable to the original award.
●	No single-trigger acceleration. The 2023 Plan does not provide for automatic vesting acceleration of awards in connection with a change in control of the Company.
●	No dividends on unvested awards. The 2023 Plan prohibits dividends or dividend equivalents to be granted in connection with stock options or SARs and prohibits payment of dividends or dividend equivalents on unvested awards until the underlying awards have vested.
●	Subject to applicable clawback policies. Awards granted under the 2023 Plan are subject to any applicable clawback or recoupment policies, share trading policies, and other policies that may be approved or implemented by the Board or the Compensation Committee from time to time.
●	Administered by an independent committee. The 2023 Plan will be administered by an independent committee of the Board.

Determination of the Number of Shares Available for Awards under the 2023 Plan

If this Proposal Three is approved by our stockholders, subject to adjustments as described below, the maximum aggregate number of Shares that may be issued under the 2023 Plan will be 170,000. In addition, subject to adjustments described below, any Shares reserved for issuance under the Prior Plan that remain available for grant under the Prior Plan as of the Effective Date and Shares underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered, cancelled, or forfeited or exchanged for any reason without issuance of such Shares will be available for new awards under the 2023 Plan.

In determining the number of Shares to be authorized for issuance under the 2023 Plan, the Board considered the factors described above and the burn rate and dilution analysis described below.

Dilution Analysis

The table below shows our potential dilution levels based on our Common Stock outstanding as of April 24, 2023, the new Shares requested for issuance under the 2023 Plan and our total equity awards outstanding as of April 24, 2023. The Board believes that the number of Shares requested under the 2023 Plan represents a reasonable amount of potential equity dilution and will allow us to continue granting equity awards.

Potential Overhang with 170,000 Requested Shares
Stock Options Outstanding as of April 24, 2023	7,888
Weighted Average Exercise Price of Stock Options Outstanding as of April 24, 2023	$3,165.52
Weighted Average Remaining Term of Stock Options Outstanding as of April 24, 2023	7.4 years
Outstanding Full Value Awards as of April 24, 2023 (1)	129
Total Equity Awards Outstanding as of April 24, 2023 (2)	8,017
Shares Available for Grant under the Prior Plan as of April 24, 2023 (3)	6,355
Shares Requested for the 2023 Plan	170,000
Total Potential Overhang under the 2023 Plan(4)	184,372
Shares of Common Stock Outstanding as of April 24, 2023	947,399
Fully Diluted Shares(5)	1,131,771
Potential Dilution of 170,000 Shares as a Percentage of Fully Diluted Shares	15%

(1)	“Full Value Awards” represents time-based restricted stock units granted under the Prior Plan and as inducement awards that qualify for the inducement grant exception to the shareholder approval requirements of the Nasdaq Stock Market set forth in Rule 5635(c)(4) (“Inducement Awards”).
(2)	“Total Equity Awards” represents the sum of outstanding stock options and outstanding Full Value Awards, in each case as of April 24, 2023. No additional awards will be granted under the Prior Plan upon approval of the 2023 Plan. Any Shares that remain available for awards under the Prior Plan will be available under the 2023 Plan.
(3)	As of the Effective Date, the Shares available for grant on the Effective Date under the Prior Plan will be available for grant under the 2023 Plan and no Shares will be available for grant under the Prior Plan.
(4)	“Total Potential Overhang” includes the sum of the total number of equity awards outstanding as of April 24, 2023, the number of Shares available for grant under the Prior Plan as of April 24, 2023, and the number of shares requested for the 2023 Plan.
(5)	“Fully Diluted Shares” reflects the sum of the total number of Shares outstanding as of April 24, 2023, the total number of equity awards outstanding as of April 24, 2023, the number of Shares available for grant under the Prior Plan as of April 24, 2023, and the number of additional Shares requested for grant under the 2023 Plan.

Burn Rate

In connection with our stock-based compensation programs, we are committed to using equity incentive awards prudently and within reasonable limits. Accordingly, we closely monitor our past Share usage (referred to as “burn rate”) each year and over time. The table below sets forth the following information regarding the awards granted under the Prior Plan and as Inducement Awards: (i) the burn rate for each of the last three calendar years and (ii) the average burn rate over the last three calendar years. The burn rate for a year has been calculated as follows: (1) all stock options and full value awards granted in the applicable year, divided by (2) the weighted average number of Shares outstanding for the applicable year.

Burn Rate				3-Year average
Element	2022	2021	2020
Stock Options Granted	3,749	1,291	1,269
Restricted Stock Awards and Restricted Stock Unit Awards Granted	94	149	79
Total Granted	3,843	1,440	1,348
Weighted Average Shares of Common Stock Outstanding as of applicable fiscal year-end	432,219	48,536	42,342
Burn Rate	0.9%	3.0%	3.2%	2.3%

The burn rate means that we used an annual average of 2.3% of the weighted average Shares outstanding for awards granted or earned over the past three years.

Summary of Agile Therapeutics, Inc. 2023 Equity Incentive Plan

The material terms of the 2023 Plan are summarized below. A copy of the full text of the 2023 Plan is attached to this proxy statement as Appendix A. This summary of the 2023 Plan is not intended to be a complete description of the 2023 Plan and is qualified in its entirety by the actual text of the 2023 Plan to which reference is made. Capitalized terms used, but not defined, in the following summary have the meaning assigned to those terms in the 2023 Plan.

Purpose

The 2023 Plan is intended to provide participants with an incentive to contribute materially to the Company’s growth by aligning the economic interests of the participants with those of the Company’s stockholders.

Types of Awards

The 2023 Plan provides for the issuance of stock options (including incentive stock options and nonqualified stock options), SARs, stock awards, stock units, and other stock-based awards to employees, non-employee directors, and consultants of the Company or its subsidiaries.

Administration

The 2023 Plan will be administered by the Committee. The Committee can delegate authority to administer the 2023 Plan to one or more subcommittees of the Committee, as it determines to be appropriate. In addition, subject to compliance with applicable laws and applicable stock exchange requirements, the Committee may delegate some or all of its authority to one or more officers of the Company, with respect to grants of awards to employees or advisors and consultants who are not executive officers or directors subject to reporting obligations under Section 16 of the Exchange Act, and may revoke or amend any such delegation, in each case, as it determines to be appropriate.

The Committee will determine (1) the individuals who will receive awards under the 2023 Plan; (2) the type, size, terms and conditions of awards under the 2023 Plan; (3) when grants of awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; (4) determine the amounts payable based on whether performance goals were met, with discretion to make adjustments to the amounts payable as the Committee deems appropriate and in the Company’s best interests; (5) when to amend previously granted awards, subject to the limitations set forth in the 2023 Plan; (6) determine and adopt the terms and guidelines that apply to individuals living outside the U.S. who receive grants under the 2023 Plan; and (7) deal with any other matters arising under the 2023 Plan.

The term “Committee” in this description of the 2023 Plan will refer to the Committee, our Board, or any subcommittee, as applicable, that has authority with respect to a specific grant.

Shares Subject to the 2023 Plan

Subject to adjustment described below, our 2023 Plan authorizes the issuance or transfer of up to 170,000 Shares. The 2023 Plan also provides that Shares reserved for issuance under the Prior Plan that remain available for grant as of the Effective Date and Shares underlying any outstanding award granted under the Prior Plan that, following the Effective Date of the 2023 Plan, expires, or is terminated, surrendered, cancelled, exchanged, or forfeited for any reason without issuance of such Shares will be available for new grants under the 2023 Plan. Subject to adjustment, as described below, the aggregate number of Shares available for issuance or transfer under the 2023 Plan pursuant to incentive stock options cannot exceed 170,000 Shares.

The Shares issuable under the 2023 Plan may be drawn from Shares of authorized but unissued common stock or from Shares that we acquire, including Shares purchased on the open market.

If awards granted under the 2023 Plan expire, terminate, or are surrendered, cancelled, forfeited, or exchanged without having been exercised, vested or paid in Shares, subject to such awards will again be available for purposes of the 2023 Plan. Shares surrendered in payment of an option’s exercise price, including options granted under the Prior Plan, are not available for re-issuance under the 2023 Plan. Furthermore, Shares withheld or surrendered for payment of taxes with respect to awards, including such awards granted under the Prior Plan, are not available for reissuance. If SARs are granted, the full number of Shares subject to the SARs are considered issued under the 2023 Plan, without regard to the number of Shares issued upon exercise of the SARs. If grants of awards are settled in cash rather than Shares, any Shares that were previously subject to such awards will again be available for issuance or transfer under the 2023 Plan. If we repurchase the Shares on the open market with proceeds from an option’s exercise price (including options granted under the Prior Plan), then such Shares cannot be made available for issuance under the 2023 Plan.

The number of Shares available under the 2023 Plan will not be reduced by the Shares that are issued or transferred under awards made pursuant to an assumption, substitution, or exchange for previously granted awards of a company that we acquired in a transaction. Additionally, subject to applicable stock exchange listing and Code requirements, Shares available under an acquired company’s stockholder approved plan, as adjusted, may be used by the Company for grants of awards under the 2023 Plan, and they will not reduce the 2023 Plan’s Share reserve.

Non-Employee Director Limit

Subject to adjustment, as described below, the maximum aggregate grant date value of Shares (as determined for financial reporting purposes) granted to any non-employee director in a calendar year, taken together with any cash fees earned by such non-employee director for services rendered as a non-employee director during the calendar year, cannot exceed $750,000 in total value.

Adjustments

If there is any change in the number or kind of Shares outstanding because of (i) a stock dividend, spinoff, recapitalization, stock split, reverse stock split, or combination or exchange of shares; (ii) a merger, reorganization, or consolidation; (iii) a reclassification or change in par value of Shares; or (iv) any other extraordinary or unusual event affecting the outstanding common stock as a class without the Company’s receipt of consideration, or if the value of outstanding Shares is substantially reduced because of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the Committee will equitably adjust the following:

●	the maximum number and kind of Shares available for issuance under the 2023 Plan;
●	the maximum number of Shares that may be issued pusant to incentive stock options granted under the 2023 Plan;
●	the maximum grant date value of awards that a non-employee director may receive in a year (calculated as described above);
●	the number and kind of Shares issued and to be issued under the 2023 Plan;
●	the price per Share or applicable market value of awards will be equitably adjusted by the Committee; and
●	exercise price of options, base amount of SARs, performance goals or other terms and conditions that the Committee deems appropriate and subject to the 2023 Plan’s repricing restrictions.

The Committee will make adjustments to reflect changes in the number, kind, or value or Shares issued to prevent, to the extent possible, the enlargement or dilution of rights and benefits under the 2023 Plan and for any outstanding awards, in each case subject to and consistent with applicable law. The Committee will eliminate any fractional Shares resulting from adjustment.

The Committee may also make adjustments to the terms and conditions of outstanding awards in recognition of unusual or nonrecurring events, including acquisitions and dispositions of business assets, which affect the Company, its subsidiaries or business units, or any financial statements of the Company or its subsidiaries, or in response to changes in applicable laws, regulations, or accounting principles. In the event of certain transactions that represent a change in control (as described below), the change in control provisions of the 2023 Plan apply.

Lastly, the Committee has sole discretion and authority to determine the adjustments to be made, and adjustments by the Committee are final, binding, and conclusive.

Eligibility

All employees and non-employee directors, and certain key advisors (including consultants and advisors of the Company) that provide services to us and our subsidiaries are eligible to participate in the 2023 Plan. The Committee will select which eligible services providers will receive grants of awards under the 2023 Plan. As of April 24, 2023, approximately 22 employees, 6 non-employee directors, and consultants and advisors would have been eligible to participate in the 2023 Plan if the 2023 Plan were in effect on such date.

Vesting and Minimum Vesting Requirements

The Committee determines the vesting and exercisability terms of awards granted under the 2023 Plan and such awards will have regular vesting schedules that provide that no portion of an award will vest earlier than one year from the date of grant. However, (i) awards granted to non-employee directors will be deemed to satisfy this minimum vesting requirement if granted on the date of our annual meeting of stockholders and vest on the date of our annual meeting of stockholders immediately following the date of grant (but in any event, not less than 50 weeks), and (ii) up to 5% of the Shares reserved under the 2023 Plan as of the Effective Date (subject to adjustment described above) may be granted without regard to this minimum vesting requirement. The Committee may accelerate vesting of any award in its discretion.

Options

Under our 2023 Plan, the Committee may grant incentive stock options and nonqualified stock options. Incentive stock options may be granted to employees of the Company or any parent or subsidiary of the Company, according to Section 424 of the Code. Nonqualified stock options may be granted to employees, non-employee directors, and key advisors. The exercise price of an option granted under the 2023 Plan will be determined by the Committee but cannot be less than the fair market value of a Share on the date the option is granted. If an incentive stock option is granted to a 10% stockholder, the exercise price cannot be less than 110% of the fair market value of a Share on the date the option is granted.

The Committee will determine the term of an option, with a term limit of no more than 10 years from the date of grant. However, an incentive stock option that is granted to a 10% stockholder, cannot have a term that exceeds five years from the date of grant.

Subject to the minimum vesting requirements of the 2023 Plan, options will become exercisable according to the terms and conditions set by the Committee in the award agreement. The Committee may accelerate the exercisability of any outstanding options at any time and for any reason. The Committee will determine in the award agreement under what circumstances and during what time periods a participant may exercise an option after termination of employment or service. Any options granted to non-exempt employees cannot be exercisable for at least six months after the grant date, except as determined by the Committee.

A participant can exercise an option that has become exercisable by delivering a notice of exercise to the Company. The exercise price for any option is generally payable in cash or check. In certain circumstances, as permitted by the Committee, the exercise price may be paid by the surrender of Shares with an aggregate fair market value on the date the option is exercised equal to the exercise price; by payment through a broker in accordance with procedures established by the Federal Reserve Board; by withholding Shares subject to the exercisable option that have a fair market value on the date of exercise equal to the aggregate exercise price; or by such other method as the Committee approves.

Stock Awards

The Committee may grant stock awards of our common stock to anyone eligible under the 2023 Plan. Stock awards may be subject to restrictions as the Committee determines. The restrictions, if any, may lapse over a specified period or based on the satisfaction of pre-established criteria, as determined by the Committee, including, but not limited to, restrictions based on the achievement of performance goals. The award agreement will set the period of time during which the stock awards will be subject to restrictions, during which time a participant cannot sell, assign, transfer, pledge, or otherwise dispose of the shares of a stock award, except as permitted by the Committee.

If a participant ceases to be employed by or provide services to the Company during any restricted period, or if other specified conditions are not met, any unvested portion of the stock award will be forfeited, unless the Committee determines otherwise.

Unless otherwise determined by the Committee, a participant will have the right to vote and the right to receive dividends or other distributions paid on the shares, subject to any restrictions, including the achievement of performance goals, that the Committee may determine. Dividends with respect to stock awards will only vest if and to the extent that the underlying stock award vests, as determined by the Committee.

Stock Units

The Committee may grant stock units to anyone eligible to participate in the 2023 Plan. Stock units represent hypothetical Shares, and each represents a right that a participant has to receive a Share or amount of cash based on the common stock’s value, if and when specified conditions are met.

Stock units become payable if certain conditions or circumstances are met, including specified performance goals. The Committee may accelerate vesting or payment for any reason and at any time, provided that the acceleration complies with Section 409A of the Code. Payment for stock units can be made in common stock, cash, or any combination of the two as determined by the Committee. All unvested stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the Committee determines otherwise.

Stock Appreciation Rights

The Committee may grant SARs to anyone eligible for the 2023 Plan separately or in tandem with any option. Tandem SARs for non-qualified stock options may be granted at the time an option is granted or while an option is outstanding. In the case of incentive stock options, SARs may only be granted at the time the incentive stock option is granted. The Committee will establish the base amount of the SAR at the time the SAR is granted, which will be equal to or greater than the fair market value of a share of our common stock as of the date of grant, as well as the vesting and other restrictions applicable to the exercisability of a SAR.

If a SAR is granted in tandem with an option, the number of SARs that are exercisable during a specified period will not exceed the number of Shares that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related SARs will terminate, and upon the exercise of a SAR, the related option will terminate to the extent of an equal number of Shares. Generally, SARs may only be exercised while the participant is employed by, or providing services to, us or during an applicable period following termination. If a SAR is granted to a non-exempt employee, it may not be exercisable for at least six months after the date of grant.

When a participant exercises a SAR, the participant will receive the excess of the fair market value of the underlying common stock over the base amount of the SAR. The appreciation of a SAR will be paid in Shares, cash or both.

The term of any SAR cannot exceed 10 years from the date of grant. In the event that on the last day of the term of a SAR, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our common stock under our insider trading policy, the term of the SAR will be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

Other Stock-Based Awards

The Committee may grant other stock-based awards that are based on or measured by our common stock to anyone who is eligible to participate in the 2023 Plan, subject to terms and conditions set by the Committee. Other stock-based awards may be subject to the achievement of performance goals or criteria, and may be payable in cash, Shares, or a combination of the two, as determined by the Committee.

Dividend Equivalents

The Committee may grant dividend equivalents in connection with stock units or other stock-based awards, either in the award agreement or at any point following the grant of the stock unit or other stock-based award. Dividends and dividend equivalents granted in connection with an award of stock units or other stock-based award will vest and be paid only if and to the extent that the underlying award of stock units or other stock-based award is vested and paid. Dividend equivalents may be payable in cash or Shares and upon terms and conditions set by the Committee.

Dividends and dividend equivalents may not be granted in connections with options or SARs.

Prohibition on Repricing

Except in connection with a corporate transaction involving the Company, the Committee may not (i) amend the terms of any outstanding stock options or SARs to reduce the exercise price or base price, as applicable; (ii) cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise price or base price that is lower than the exercise price or base price of the original option or SAR; or (iii) cancel outstanding stock options or SARs with an exercise price or base price, as applicable, above the current stock price in exchange for cash or other securities.

Change in Control

If we experience a change in control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding grants that are not exercised, unvested or paid at the time of the change in control will be assumed by or replaced with grants (with respect to cash, securities or a combination thereof) that have comparable terms by the surviving corporation (or a parent or subsidiary of the surviving corporation).

Unless the Committee or applicable award agreement provides otherwise, if a participant’s employment or service to the Company is terminated without cause (as defined in the 2023 Plan) upon or within 12 months following a change in control, the participant’s awards become fully vested as of the date of such termination. For awards that become vested based, in whole or in part, on performance, the applicable award agreement must specify how to calculate the portion of such grant that becomes vested.

If there is a change in control and all outstanding grants are not assumed by or replaced with grants that have comparable terms by the surviving company, then the Committee may (but is not required to) adjust the terms and conditions of outstanding awards, including, without limitation, taking any of the following actions (or combination thereof) without the consent of any participant:

●

determine that outstanding options and SARs will automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding stock awards, stock units, other stock-based awards, and dividend equivalents immediately lapse;

●	determine that participants will receive payment, in an amount and form determined by the Committee, in settlement of outstanding stock units, other stock-based awards, or dividend equivalents;
●

require that participants surrender their outstanding stock options and SARs in exchange for a payment by the Company, in cash or Shares, equal to the difference between the exercise price and the fair market value of the underlying Shares; provided, however, if the per Share fair market value of our common stock does not exceed the per Share stock option exercise price or SAR base amount, as applicable, we will not be required to make any payment to the participant upon surrender of the stock option or SAR; or

●	after giving participants an opportunity to exercise all of their outstanding stock options and SARs, terminate any unexercised stock options and SARs on the date determined by the Committee.

In general terms, a change in control under the 2023 Plan occurs if:

●	the consummation of a transaction where a person, entity or affiliated group, with certain exceptions, acquires more than 50% of our then-outstanding voting securities;
●

we merge into another entity unless the holders of our voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent;

●	we merge into another entity and the members of our Board prior to the merger would not constitute a majority of the board of the merged entity or its parent;
●	we sell or dispose of all or substantially all of our assets;
●	a majority of the members of our Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the incumbent directors; or
●	we consummate a complete liquidation or dissolution.

Deferrals

The Committee may permit or require participants to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to the participant in connection with a grant under the 2023 Plan. The Committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.

Valuation

The fair market value per Share on any relevant date under the 2023 Plan will be deemed to be equal to the closing sale price per Share during regular hours trading on the relevant date on Nasdaq (or any other national securities exchange on which our Common Stock is at the time primarily traded). If there is no closing selling price for Common Stock on the date in question, then the fair market value shall be the last reported sale price during regular trading hours on the last preceding date for which a sale was reported. On April 24, 2023, the fair market value per Share of our Common Stock was $6.64.

Withholding

All awards under the 2023 Plan are subject to applicable U.S. federal (including FICA), state and local, foreign or other tax withholding requirements. We may require participants or other persons receiving or exercising awards to pay an amount sufficient to satisfy such tax withholding requirements with respect to such awards, or we may deduct from other wages and compensation paid by us the amount of any withholding taxes due with respect to such grant. We may also take any other actions that the Committee deems advisable to enable us to satisfy our withholding tax and other tax obligations with respect to any award made under the 2023 Plan.

The Committee may permit or require that our tax withholding obligation with respect to awards paid in our common stock be paid by having Shares withheld up to an amount that does not exceed the participant’s minimum applicable withholding tax rate for U.S. federal (including FICA), state and local tax liabilities, or as otherwise determined by the Committee. In addition, the Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular grant.

Transferability

Except as permitted by the Committee with respect to non-qualified stock options, only a participant may exercise rights under a grant during the participant’s lifetime. A participant cannot transfer those rights except by will or by the laws of descent and distribution or, with respect to awards other than incentive stock options, pursuant to a domestic relations order. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. The Committee may provide in an award agreement that a participant may transfer non-qualified stock options and stock awards to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws.

Amendment; Termination

The Board may amend or terminate the 2023 Plan at any time, except that the Board must receive stockholder approval to do so if required to comply with the Code, applicable law, or applicable stock exchange requirements.

The 2023 Plan will terminate on the day immediately preceding the 10th anniversary of its Effective Date, unless terminated earlier by the Board or unless the Board, with stockholder approval, extends the term of the 2023 Plan.

If a termination or amendment occurs after an award is made, it will not materially impair the rights of a participant with respect to the award, unless the participant consents or the Committee acts in compliance with applicable law or other exceptions set forth in the 2023 Plan.

Establishment of Sub-Plans

Our Board may from time to time establish one or more sub-plans under the 2023 Plan to satisfy applicable blue sky, securities or tax laws of various jurisdiction. The Board will establish sub-plans by setting forth the Committee’s discretionary limits under the 2023 Plan and any additional terms and conditions not otherwise inconsistent with the 2023 Plan.

Clawback

All grants of awards under the 2023 Plan will be subject to any applicable clawback or recoupment policies, share trading policies, and other policies that the Board or Committee may implement or approve at any time. We may offset any payments due under the 2023 Plan to a participant where repayment is required by an applicable clawback or recoupment policy, subject to applicable law.

Subject to applicable law, the Committee may provide in any award agreement that if a participant breaches any restrictive covenant obligation or agreement between the participant and us, or otherwise engages in activities that constitute cause (as defined in the 2023 Plan) either while employed by, or providing services to, us or within a specified period thereafter, all awards held by the participant will terminate, and we may rescind any exercise of an option or SAR and the vesting of any other award and delivery of Shares upon such exercise or vesting, as applicable on such terms as the Committee will determine, including the right to require that in the event of any rescission:

●	the participant must return the Shares received upon the exercise of any option or SAR or the vesting and payment of any other grants; or
●

if the participant no longer owns the Shares, the participant must pay to us the amount of any gain realized or payment received as a result of any sale or other disposition of the Shares (if the participant transferred the Shares by gift or without consideration, then the fair market value of the Shares on the date of the breach of the restrictive covenant agreement or activity constituting cause), net of the price originally paid by the participant for the shares.

Payment by the participant will be made in such manner and on such terms and conditions as may be required by the Committee. We will be entitled to set off against the amount of any such payment any amounts that we otherwise owe to the participant.

Certain Federal Income Tax Aspects

The following is a summary of certain federal income tax consequences of awards under the 2023 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Options

An optionee generally will not recognize taxable income upon the grant of a non-statutory option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the Shares purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any Shares received upon the exercise of an option will be the fair market value of the Shares on the date of exercise, and if the Shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such Shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the Shares are a capital asset of the optionee) depending upon the length of time such Shares were held by the optionee.

Incentive stock options are eligible for favorable U.S. federal income tax treatment if certain requirements are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the stock at the time the option is granted and must be exercisable within 10 years from the date of grant. An employee granted an incentive stock option generally does not realize compensation income for U.S. federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the Shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. If the Shares acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the lesser of (i) the excess of the fair market value of the Shares on the date of exercise over the option price or (ii) the excess of the amount realized on the sale over the option price. Any additional amount realized will be taxed as capital gain.

Stock Awards

A participant generally will not be taxed upon the grant of stock awards subject to restrictions, but rather will recognize ordinary income in an amount equal to the fair market value of the Shares at the time the Shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the Shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the Shares of stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such Shares of stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the Shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Stock Units

In general, the grant of stock units will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Stock Appreciation Rights

A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any Shares received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any Shares received upon exercise of a SAR will be the fair market value of the Shares on the date of exercise, and if the Shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such Shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the Shares are a capital asset of the participant) depending upon the length of time such Shares were held by the participant.

Other Stock-Based Awards

With respect to other stock-based awards granted under the 2023 Plan, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any Shares or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Impact of Section 409A

Section 409A of the Code applies to deferred compensation, which is generally defined as compensation earned currently, the payment of which is deferred to a later taxable year. Awards under the 2023 Plan are intended to be exempt from the requirements of Section 409A or to satisfy its requirements. An award that is subject to Section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, interest and an additional 20% tax on the vested amount underlying the award.

Section 162(m) of the Code

Section 162(m) of the Code generally disallows a tax deduction to a publicly held company for compensation in excess of $1 million paid to its “covered employees” which generally includes all NEOs. While the Committee considers the tax deductibility of each element of executive compensation as a factor in our overall compensation program, the Committee retains the discretion to approve compensation that may not qualify for the compensation deduction.

New Plan Benefits

Future benefits under the 2023 Plan generally will be granted at the discretion of the Committee and are therefore not currently determinable.

Because future grants of awards under the 2023 Plan, if approved, would be subject to the discretion of the Board or Committee, the amount and terms of future awards to particular participants or groups of participants are not determinable at this time. No awards have been previously granted that are contingent on the approval of the 2023 Plan.

Outstanding Awards

The following table provides information as of December 31, 2022 with respect to the equity securities authorized for issuance under our Amended and Restated 2014 Plan:

Equity Compensation Plan Information

Number of
Securities
	to be Issued			Number of
	Upon Exercise of		Weighted Average	Securities
	Outstanding		Exercise Price of	Remaining Available
	Options,		Outstanding Options,	for Future Issuance
	RSUs, Warrants		Warrants	Under Equity
Plan Category	and Rights		and Rights(1)	Compensation Plans
Equity compensation plans approved by stockholders	8,085	(2)	$3,187	6,287
Equity Compensation plans not approved by stockholders	—		—	—
Total	8,085			6,287

(1)	Represents the weighted-average exercise price of outstanding stock options and does not include restricted stock units.
(2)	Consists of outstanding (i) options to purchase 7,956 shares of common stock and (ii) restricted stock units covering an aggregate of 129 shares of common stock. Shares in settlement of vested restricted stock units are deliverable within 30 days of the vesting date.

Vote Required for Approval of this Proposal

This Proposal Three for adoption of the 2023 Plan will be approved by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote thereon at the Annual Meeting. Abstentions will be the equivalent of votes against this proposal and broker non-votes will not have an effect on the outcome of this proposal.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2023 PLAN AS SET FORTH IN THIS PROXY STATEMENT.

PROPOSAL FOUR

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our audit committee has appointed the firm of Ernst & Young LLP, independent registered public accountants, to audit our financial statements for the year ending December 31, 2023. Ernst & Young LLP has audited our financial statements since the fiscal year ended December 31, 2009. Our audit committee reviews the engagement of Ernst & Young LLP annually following completion of Ernst & Young LLP’s audit of the prior year’s financial statements. Our audit committee is directly responsible for the appointment, compensation, retention, oversight and termination of our independent auditors in accordance with Nasdaq listing standards. The audit committee also is responsible for the audit fee negotiations associated with the retention of Ernst & Young LLP. Under SEC rules and Ernst & Young LLP’s practice, the lead engagement audit partner, as well as the consulting partner, are each required to change every five years. Our audit committee interviewed and approved the audit partner.

Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of Agile and its stockholders. At the Annual Meeting, stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023. Our audit committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

If this proposal does not receive the affirmative approval of a majority of shares present in person or represented by proxy and entitled to vote on the proposal, the audit committee would reconsider the appointment.

Principal Accounting Fees and Services

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by Ernst & Young LLP during the years ended December 31, 2022 and 2021:

	2022	2021
Audit Fees(1)	$908,360	$635,000
Audit‑Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$908,360	$635,000

(1)	Audit Fees: Consist of fees for professional services provided by Ernst & Young LLP in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are normally provided in connection with registration statements, including our 2022 and 2021 public offerings of common stock in connection with our shelf registration statements. Included in the 2022 audit fees are $262,000 of fees billed in connection with our public offerings of common stock. Included in the 2021 audit fees are $150,000 of fees billed in connection with our public offering of common stock.
(2)	Audit-Related Fees: Consist of fees for professional services that are reasonably related to the performance of the audit or review of our financial statements.
(3)	Tax Fees: Consist of fees for professional services in connection with tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

(4)	All Other Fees: Consist of the aggregate fees billed for products and services provided, other than the services reported as Audit Fees, Audit-Related Fees or Tax Fees.

Pre-Approval of Audit and Non-Audit Services

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval is needed on a time urgent basis) generally pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Vote Required for Approval of this Proposal

This Proposal Four for the ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023 will be approved by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote thereon at the Annual Meeting. Abstentions will be the equivalent of votes against this proposal and broker non-votes will not have an effect on the outcome of this proposal.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 24, 2023 (except as otherwise noted) for:

●	based on reports filed with the SEC, each person, or group of persons, who beneficially owns more than five percent (5%) of our common stock;
●	each of our named executive officers;
●	each of our directors; and
●	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 947,399 shares of common stock outstanding at April 24, 2023. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options or warrants held by that person or entity that are currently exercisable or that will become exercisable or releasable within 60 days of April 24, 2023. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Agile Therapeutics, Inc., 500 College Road East, Suite 310, Princeton, New Jersey 08540.

	Number of Shares
	Beneficially	Percentage of Shares
Name of Beneficial Owner(1)	Owned	Beneficially Owned
5% or Greater Stockholders
Lind Global Fund II LP(2)	89,195	9.4%
Intracoastal Capital LLC(3)	54,600	5.8%
Named Executive Officers and Directors
Al Altomari(4)	2,805	0.3%
Geoffrey P. Gilmore(5)	708	0.1%
Paul Korner(6)	140	*
Sharon Barbari(7)	90	*
Sandra Carson, M.D., FACOG(8)	90	*
Seth H.Z. Fischer(9)	160	*
John Hubbard, Ph.D., FCP(10)	174	*
Ajit Shetty, Ph.D.(11)	171	*
Josephine Torrente (12)	58	*
All current executive officers and directors as a group (11 persons)(13)	4,851	0.5%

*            Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)	This table is based upon information supplied by officers, directors and stockholders known by us to be beneficial owners of more than five percent of our common stock as well as Schedules 13G or 13D and Section 16 reports filed with the SEC. We have not independently verified such information. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting power with respect to the common stock indicated as beneficially owned. Applicable percentages are based on 947,399 shares outstanding on April 24, 2023.

(2)	Based on information provided by Lind Global Fund II LP, in a Schedule 13G/A filed on February 13, 2023, consisting of 0 shares of common stock and warrants to purchase 89,195 shares of common stock that are exercisable within 60 days of the Record Date. The warrants contain a blocker provision under which the holder thereof does not have the right to exercise such warrants to the extent (but only to the extent) that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 9.99% of the Common Stock. Jeff Easton is the managing member of The Lind Partners, LLC which is the investment manager of Lind Global Fund II LP and, as such, has sole voting control and investment discretion over the securities held by Lind Global Fund II LP. Mr. Easton disclaims beneficial ownership over such securities listed except to the extent of his pecuniary interest therein. The principal business address of Lind is 444 Madison Ave, 41st Floor, New York, NY 10022. The address for Lind Global Fund II LP is 444 Madison Ave, Floor 41, New York, NY 10022.
(3)	Based on information provided by Intracoastal Capital LLC (“Intracoastal”), in a Schedule 13G filed on February 8, 2023, consisting of warrants to purchase 54,600 shares of common stock that are exercisable within 60 days of the Record Date. The foregoing excludes warrants to purchase 231 shares of common stock because such warrants contain a blocker provision under which the holder thereof does not have the right to exercise such warrants to the extent (but only to the extent) that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 4.99% or 9.99% of the Common Stock. Mitchell P. Kopin and Daniel B. Asher, each of whom are managers of Intracoastal, have shared voting control and investment discretion over the securities reported herein that are held by Intracoastal. As a result, each of Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities reported herein that are held by Intracoastal. The address for Intracoastal Capital LLC is 245 Palm Trail, Delray Beach, FL 33483.
(4)	Includes (a) 1,286 shares of common stock owned by Mr. Altomari and (b) 1,519 shares of common stock that Mr. Altomari has the right to acquire from us within 60 days of the Record Date.
(5)	Includes (a) 30 shares of common stock owned by Mr. Gilmore and (b) 678 shares of common stock that Mr. Gilmore has the right to acquire from us within 60 days of the Record Date.
(6)	Includes (a) zero shares of common stock owned by Mr. Korner and (b) 140 shares of common stock that Mr. Korner has the right to acquire from us within 60 days of the Record Date.
(7)	Includes (a) 21 shares of common stock owned by Ms. Barbari and (b) 69 shares of common stock that Ms. Barbari has the right to acquire from us within 60 days of the Record Date.
(8)	Includes (a) 21 shares of common stock owned by Dr. Carson and (b) 69 shares of common stock that Dr. Carson has the right to acquire from us within 60 days of the Record Date.
(9)	Includes (a) 27 shares of common stock owned by Mr. Fischer and (b) 133 shares of common stock that Mr. Fischer has the right to acquire from us within 60 days of the Record Date.
(10)	Includes (a) 27 shares of common stock owned by Dr. Hubbard and (b) 147 shares of common stock that Dr. Hubbard has the right to acquire from us within 60 days of the Record Date.
(11)	Includes (a) 31 shares of common stock owned by Dr. Shetty and (b) 140 shares of common stock that Dr. Shetty has the right to acquire from us within 60 days of the Record Date.
(12)	Includes (a) 13 shares of common stock owned by Ms. Torrente and (b) 45 shares of common stock that Ms. Torrente has the right to acquire from us within 60 days of the Record Date.

(13)	Includes (a) 1481 shares of common stock owned and (b) 3370 shares of common stock that these individuals have the right to acquire from us within 60 days of the Record Date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the cash and equity compensation arrangements of our directors and named executive officers discussed above under “Management—Director Compensation” and “Executive Compensation,” the following is a description of transactions since December 31, 2022, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or entities affiliated with or immediate family members of any of the foregoing, had or will have a direct or indirect material interest.

Employment Agreements

We have entered into employment agreements with certain of our executive officers. For more information regarding these agreements, see the section of this proxy statement entitled “Executive Compensation.”

Equity Awards and Payments to Executive Officers and Directors

We have granted stock options to our executive officers and certain of our directors and paid fees to certain of our directors as more fully described in the section entitled “Management—Director Compensation” and “Executive Compensation.”

Credit Agreement and Guaranty

In February 2020, we entered into a Credit Agreement and Guaranty with Perceptive Credit Holdings III, LP (“Perceptive”), an affiliate of a beneficial holder of more than 5% of our capital stock, for a senior secured term loan credit facility of up to $35.0 million (the “Perceptive Credit Agreement”). A first tranche of $5.0 million was funded on execution of the Perceptive Credit Agreement. A second tranche of $15.0 million tranche was to be available to us based on the achievement of a revenue milestone by December 31, 2021, which was not achieved. The other tranches of debt under the Amended Perceptive Credit Agreement are no longer available to us. On January 7, 2022, we prepaid $5.0 million of the outstanding debt, and Perceptive waived the prepayment premium. On July 8, 2022, we prepaid $5.0 million of the outstanding debt, and Perceptive waived the prepayment premium. On July 25, 2022, we entered into a fifth amendment to the Amended Perceptive Credit Agreement, as amended (the “Fifth Amendment”). Pursuant to the Fifth Amendment, Perceptive agreed to release its security interest in certain assets being transferred from us to Corium in connection with an amendment to our Manufacturing and Commercialization Agreement with Corium and waive our obligations to comply with certain financial covenants through the end of 2022. In exchange, we agreed to prepay $7.0 million of outstanding principal under the Amended Perceptive Credit Agreement using the proceeds of recent sales under our ATM program with H.C. Wainwright & Co., LLC. Such payment was made on July 25, 2022.

The facility will mature on February 10, 2024 (“Maturity Date”). Pursuant to the Fifth Amendment, beginning August 31, 2022, we began making monthly principal payments in an amount equal to $75,000, continuing until February 10, 2024, at which time all remaining principal amount outstanding is due.

Borrowings under the Fifth Amendment will accrue interest at an annual rate equal to the London Interbank Offered Rate for one-month deposits (“LIBOR”) plus 10.25%, provided that LIBOR shall not be less than 1.5%. The rate of interest in effect as of July 25, 2022 was 11.97% and at December 31, 2022 was 14.38%. Upon the occurrence and during the continuance of any event of default under the Fifth Amendment, the interest rate automatically increases by 3.0% per annum. We may prepay any outstanding loans in whole or in part. Any such prepayment of the loans is subject to a prepayment premium of 2.0%.

All of our obligations under the Fifth Amendment are secured by a first-priority lien and security interest in substantially all of our tangible and intangible assets, including intellectual property. The Amended Perceptive Agreement contains certain representations and warranties, affirmative covenants, negative covenants and conditions that are customary for similar financings. The negative covenants restrict or limit our ability to, among other things and subject to certain exceptions contained in the Amended Perceptive Credit Agreement, incur new indebtedness; create liens on assets; engage in certain fundamental corporate changes, such as mergers or acquisitions, or changes to our business activities; make certain investments or restricted payments (each as defined in the Amended Perceptive Credit Agreement); change its fiscal year; pay dividends; repay other certain indebtedness; engage in certain affiliate transactions; or enter into, amend or terminate any other agreements that have the impact of restricting our ability to make loan repayments under the Amended Perceptive Credit Agreement. In addition, we must (i) at all times prior to the Maturity Date maintain a minimum cash balance of $3.0 million; and (ii) as of the last day of each fiscal quarter commencing with the fiscal quarter ending December 31, 2022, report revenues for the trailing 12-month period that exceed the amounts set forth in the Fifth Amendment which range from $62.6 million for the fiscal quarter ending March 31, 2023 to $87.1 million for the fiscal quarter ending December 31, 2023. Pursuant to the Waiver and Sixth Amendment to the Perceptive Credit Agreement (the “Sixth Amendment”), we have received a waiver of certain financial covenants through the second quarter of 2023. In the event we do not pay off the remainder of the outstanding principal under the facility, we will need to negotiate for a waiver of our obligations to comply with the covenants relating to revenue for Twirla in the second quarter of 2023.

In connection with the Perceptive Credit Agreement, we issued to Perceptive two warrants to purchase an aggregate of 700 shares of our common stock (together, the “2020 Perceptive Warrants”). The first warrant is exercisable for 350 shares of common stock at an exercise price of $7,480.00 per share. The second warrant is exercisable for 350 shares of common stock at an exercise price of $9,340.00 per share. The 2020 Perceptive Warrants expire on February 10, 2027. In connection with the Amended Perceptive Credit Agreement, we issued to Perceptive a warrant to purchase 225 shares of our common stock (the “2021 Perceptive Warrant” and, together with the 2020 Perceptive Warrants, the “Perceptive Warrants”) at an exercise price of $5,740.00 per share. The 2021 Perceptive Warrant expires on February 26, 2028. The Perceptive Warrants contain anti-dilution provisions that expired on December 31, 2022 and other warrant holder protections and are not exercisable to the extent that Perceptive would beneficially own more than 19.99% of our common stock as a result of the exercise. In connection with the Sixth Amendment, we amended and restated the Perceptive Warrants to reset the strike price of the Perceptive Warrants.

Review and Approval of Related Party Transactions

Our audit committee charter requires that our audit committee review and approve or ratify transactions involving us and any executive officer, director, director nominee, 5% stockholder and certain of their immediate family members, also referred to herein as a related person. The policy and procedures cover any transaction involving a related person, also referred to herein as a related person transaction, in which the related person has a material interest, and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC.

A related person transaction will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. In considering related person transactions, the audit committee will consider any information considered material to investors and the following factors:

●	the related person’s interest in the transaction;
●	the approximate dollar value of the transaction;
●	whether the transaction was undertaken in the ordinary course of our business;
●	whether the terms of the transaction are no less favorable to us than terms that we could have reached with an unrelated third party; and
●	the purpose and potential benefit to us of the transaction.

AUDIT COMMITTEE REPORT

The information contained in the following report of Agile’s audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that Agile specifically incorporates it by reference.

Role of the Audit Committee

The audit committee operates under a written charter adopted by our Board. The audit committee of our Board oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the audit committee can be found in Agile’s audit committee charter, published on the corporate governance section of Agile’s website at www.agiletherapeutics.com.

The audit committee oversees our financial reporting process on behalf of the Board. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

Review of Audited Financial Statements for the Year Ended December 31, 2022

The audit committee has reviewed and discussed with Agile’s management and Ernst & Young LLP the audited financial statements of Agile Therapeutics, Inc. for the year ended December 31, 2022. The audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding communications between our independent registered public accounting firm and audit committee.

The audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with Ernst & Young LLP its independence from us.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in Agile’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.

Submitted by the audit committee of the Board:

Sharon Barbari (Chairperson)

Seth H.Z. Fischer

John Hubbard, Ph.D., FCP

OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Agile may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card in the envelope provided.

THE BOARD OF DIRECTORS

Princeton, NJ
April 28, 2023

APPENDIX A

AGILE THERAPEUTICS, INC.
2023 EQUITY INCENTIVE PLAN

Section 1.Effectiveness and Purpose.

Effective as of the Effective Date, the Agile Therapeutics, Inc. 2023 Equity Incentive Plan (as may be amended from time to time, the “Plan”) is hereby established.

The purpose of the Plan is to provide employees of Agile Therapeutics, Inc., a Delaware corporation (together with its successors, the “Company”), and its Subsidiaries, certain consultants and advisors who perform services for the Company or its Subsidiaries, and non-employee members of the Board, with the opportunity to receive grants of equity awards in the form of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units, and other stock-based awards. Capitalized terms used in the Plan and not therein defined shall have the meaning assigned to them in Section 2.

The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

The Plan is intended to replace the Prior Plan. No additional grants shall be made under the Prior Plan on or after the Effective Date. Outstanding grants under the Prior Plan shall continue in effect according to their terms.

Section 2.Definitions.

The following terms shall have the meanings set forth below for purposes of the Plan:

(a)“Affiliate” means, when used with reference to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, or owns greater than fifty percent (50%) of the voting power in, the specified Person (the term “control” for this purpose means the ability, whether by the ownership of shares or other equity interest, by contract or otherwise, to elect a majority of the directors of a corporation, independently to select the managing partner of a partnership or the managing member or the majority of the managers, as applicable, of a limited liability company, or otherwise to have the power independently to remove and then select a majority of those Persons exercising governing authority over an entity, and control shall be conclusively presumed in the case of the direct or indirect ownership of fifty percent (50%) or more of the voting equity interests in the specified Person).
(b)“Award” means an Option, SAR, Stock Award, Stock Unit or Other Stock-Based Award granted under the Plan.
(c)“Award Agreement” means the written agreement that sets forth the terms and conditions of an Award, including all amendments thereto.
(d)“Board” means the Board of Directors of the Company.
(e)“Cause” has the meaning given to that term, “just cause” or any similar term in any written employment agreement, offer letter or severance agreement between the Employer and the Participant, or if no such agreement exists or if such term is not defined therein, and unless otherwise defined in the Award Agreement, Cause means a finding by the Committee that the Participant (i) has breached the Participant’s employment or service contract with the Employer, (ii) has engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to Persons not entitled to receive such information, (iv) has breached any written non-competition, non-solicitation, invention assignment or confidentiality agreement between the Participant and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.
(f)“CEO” means the Chief Executive Officer of the Company.
(g)“Change in Control” means, unless otherwise set forth in an Award Agreement, the occurrence of any of the following:
(i)any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the voting power of the then-outstanding securities of the Company; provided that a Change in Control shall not be deemed to occur as a result of a transaction in which the Company becomes a direct or indirect Subsidiary of another Person and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares of such other Person representing more than fifty percent (50%) of the voting power of the then-outstanding securities of such other Person;
(ii)the consummation of (A) a merger or consolidation of the Company with another Person where, immediately after the merger or consolidation, the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, in substantially the same proportion as ownership immediately prior to the merger or consolidation, shares entitling such stockholders to more than fifty percent (50%) of all votes to which all stockholders of the surviving Person would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, will not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving Person or (B) a sale or other disposition of all or substantially all of the assets of the Company;
(iii)a change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination; or
(iv)the consummation of a complete dissolution or liquidation of the Company.

The Committee may modify the definition of Change in Control for a particular Award as the Committee deems appropriate to comply with Section 409A of the Code or otherwise.  Notwithstanding the foregoing, if an Award constitutes deferred compensation subject to Section 409A of the Code and the Award provides for payment upon a Change in Control, then, for purposes of such payment provisions, no Change in Control shall be deemed to have occurred upon an event described in items (i) – (iv) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Section 409A of the Code.

(h)“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
(i)“Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan.  The Committee shall consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Company Stock is at the time primarily traded.

(j)“Company Stock” means common stock, par value $0.0001 per share, of the Company, and such other securities as may be substituted for Company Stock pursuant to Section 5(c).
(k)“Disability” or “Disabled” means, unless otherwise set forth in the Award Agreement, a Participant’s becoming disabled within the meaning of the Employer’s long-term disability plan applicable to the Participant.
(l)“Dividend Equivalent” means an amount determined by multiplying the number of shares of Company Stock subject to a Stock Unit or Other Stock-Based Award by the per-share cash dividend paid by the Company on its outstanding Company Stock, or the per-share Fair Market Value of any dividend paid on its outstanding Company Stock in consideration other than cash.  If interest is credited on accumulated divided equivalents, the term “Dividend Equivalent” shall include the accrued interest.
(m)“Effective Date” means the date the Plan is approved by the Company’s stockholders.
(n)“Employed by, or providing service to, the Employer” means employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards, Stock Units, and Other Stock-Based Awards, a Participant shall not be considered to have terminated employment or service until the Participant ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.  If a Participant’s relationship is with a Subsidiary of the Company and that entity ceases to be a Subsidiary of the Company, the Participant will be deemed to cease employment or service when the entity ceases to be a Subsidiary of the Company, unless the Participant transfers employment or service to an Employer.  If a Participant has military, sick leave or other bona fide leave, the Participant will not be deemed to cease employment or service solely as a result of such leave; provided that such leave does not exceed the longer of 90 days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or contract.  To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for all or a portion of the period of such leave, or that vesting shall be tolled during such leave and only recommence upon the Participant’s return from such leave.
(o)“Employee” means an employee of the Employer (including an officer or director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court.  Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.
(p)“Employer” means the Company and each of its Subsidiaries that acts as the employer or service recipient for a Participant.
(q)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(r)“Exercise Price” means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.
(s)“Fair Market Value” means:
(i)If the Company Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Company Stock is a national securities exchange, the closing sales price during regular trading hours on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (B) if the Company Stock is not principally traded on any such exchange, the last reported sale price of a share of Company Stock during regular trading hours on the relevant date, as reported by the OTC Bulletin Board.

(ii)If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be determined by the Committee through any reasonable valuation method authorized under the Code.
(t)“Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under Section 422 of the Code.
(u)“Key Advisor” means a consultant or advisor of the Employer.
(v)“Non-Employee Director” means a member of the Board who is not an Employee.
(w)“Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under Section 422 of the Code.
(x)“Option” means an option to purchase shares of Company Stock, as described in Section 7.
(y)“Other Stock-Based Award” means any Award based on, measured by or payable in Company Stock (other than an Option, Stock Unit, Stock Award, or SAR), as described in Section 11.
(z)“Participant” means an Employee, Key Advisor or Non-Employee Director designated by the Committee to participate in the Plan.
(aa)“Performance Goals” means the business criteria selected by the Company to measure the level of performance of the Company or an Affiliate during a performance period, which may include, but are not limited to, one or more of the following criteria: (i) revenue, organic revenue, net sales, or new-product revenue or net sales, (ii) achievement of specified milestones in the discovery and development of the Company’s technology or of one or more of the Company’s products, (iii) achievement of specified milestones in the commercialization of one or more of the Company’s products, (iv) achievement of specified milestones in the manufacturing of one or more of the Company’s products, (v) expense targets, (vi) share price, (vii) total shareholder return, (viii) earnings per share, (ix) operating margin, (x) gross margin, (xi) return measures (including, but not limited to, return on assets, capital, equity, or sales), (xii) productivity ratios, (xiii) operating income, (xiv) net operating profit, (xv) net earnings or net income (before or after taxes), (xvi) cash flow (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), (xvii) earnings before or after interest, taxes, depreciation, amortization and/or stock-based compensation expense, (xviii) economic value added, (xix) market share, (xx) working capital targets, (xxi) achievement of specified milestones relating to corporate partnerships, collaborations, license transactions, distribution arrangements, mergers, acquisitions, dispositions or similar business transactions, (xxii) employee retention and recruiting and human resources management, (xxiii) strategic goals or objectives (including objectives related to qualitative or quantitative environmental, social or governance metrics); and (xxiv) other applicable criteria as determined by the Committee.  In its discretion, the Committee may adjust any applicable Performance Goals to provide for appropriate adjustments or exclusions for one or more of the following items or any other reason determined appropriate: (A) asset impairments or write-downs; (B) litigation or governmental investigation expenses and any judgments, verdicts and settlements in connection therewith; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary or nonrecurring items; (F) items of income, gain, loss or expense attributable to the operations of any business acquired by the Company or costs and expenses incurred in connection with mergers and acquisitions; (G) items of income, gain, loss or expense attributable to one or more business operations divested by the Company or the gain or loss realized upon the sale of any such business the assets thereof; (H) accruals for bonus or incentive compensation costs and expenses associated with cash-based awards made under the Plan or other bonus or incentive compensation plans of the Company; and (I) the impact of foreign currency fluctuations or changes in exchange rates.

(bb)“Person” means any natural person, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.
(cc)“Prior Plan” means the Agile Therapeutics, Inc. Amended and Restated 2014 Incentive Compensation Plan, as amended through the Effective Date.
(dd)“SAR” means a stock appreciation right, as described in Section 10.
(ee)“Stock Award” means an award of Company Stock, as described in Section 8.
(ff)“Stock Unit” means an award of a contractual right to receive one or more shares of Company Stock, cash or combination thereof, as described in Section 9, and denominated in a number of shares of Company Stock specified in an Award Agreement.
(gg)“Subsidiary” means any entity in which the Company has a greater than fifty percent (50%) direct or indirect ownership interest.  With respect to the requirements applicable to Incentive Stock Options in Section 7, “Subsidiary” shall mean a “subsidiary corporation,” as defined in section 424(f) of the Code, of the Company.
(hh)“Substitute Awards” means shares issued or transferred under Grants made pursuant to an assumption, substitution or exchange for previously granted awards of a company acquired by the Company in a transaction.
Section 3.Administration.
(a)Committee.  The Plan shall be administered and interpreted by the Committee; provided, however, that any Awards to members of the Board must be authorized by a majority of the Board.  The Committee may delegate authority to one or more subcommittees, as it deems appropriate.  Subject to compliance with applicable law and the applicable stock exchange rules, the Board, in its discretion, may perform any action of the Committee hereunder.  To the extent that the Board, the Committee, a subcommittee or the CEO, as described below administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board, the Committee, or such subcommittee or the CEO.
(b)Delegation.  The Committee in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to Grants to individuals who are not subject to the reporting and other provisions of section 16 of the Exchange Act.  The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan and the Committee’s prior delegation.  Any delegation by the Committee pursuant to this Section shall be subject to such conditions and limitations as may be determined by the Committee and shall be subject to and limited by applicable law or regulation, including without limitation any applicable rules under the Delaware General Corporation Law (or any successor provision), the rules and regulations of the Nasdaq Capital Market or such other securities exchange on which the Company Stock is then listed.
(c)Committee Authority.  The Committee shall have the sole authority to (i) determine the individuals to whom Awards shall be made under the Plan, (ii) determine the type, size, terms and conditions of the Awards to be made to each such individual, (iii) determine the time when the Awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, which may be based on the attainment of Performance Goals, (iv) determine the amounts payable based on attainment of Performance Goals, including discretion to make such adjustments (positive or negative) to the amounts payable as the Committee deems appropriate and in the best interests of the Company, (v) amend the terms of any previously issued Award, subject to the provisions of Section 18 below, (vi) determine and adopt terms, guidelines, and provisions, not inconsistent with the Plan and applicable law, that apply to individuals residing outside of the United States who receive Awards under the Plan, and (vii) deal with any other matters arising under the Plan.

(d)Committee Determinations.  The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.  The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Awards granted hereunder.  All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.
(e)Indemnification.  No member of the Committee or the Board, and no employee of the Company or any Affiliate shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving such individual’s bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated.  The Company shall indemnify members of the Committee and the Board and any agent of the Committee or the Board who is an employee of the Company or a Subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.
Section 4.Awards.
(a)General.  Awards under the Plan may consist of Options as described in Section 7, Stock Awards as described in Section 8, Stock Units as described in Section 9, SARs as described in Section 10, and Other Stock-Based Awards as described in Section 11.  All Awards shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Award Agreement.  All Awards shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, such Participant’s beneficiaries and any other person having or claiming an interest under such Award.  Awards under a particular Section of the Plan need not be uniform as among the Participants.
(b)Minimum Vesting.  Awards granted under the Plan shall include vesting schedules that provide that no portion of an Award shall vest earlier than one year from the date of grant.  However, (i) for purposes of Awards granted to Non-Employee Directors, such Awards shall be deemed to satisfy this minimum vesting requirement if such Awards are granted on the date of the Company’s annual meeting of stockholders and vest on the date of the Company’s annual meeting of stockholders immediately following the date of grant (but not less than 50 weeks following the date of grant), and (ii) subject to adjustments made in accordance with Section 5(e) below, up to five percent (5%) of the shares of Company Stock authorized under the Plan as set forth in Section 5(a) as of the Effective Date may be granted without regard to this minimum vesting requirement.
(c)Dividends and Dividend Equivalents.  Notwithstanding anything to the contrary herein, any dividends or Dividend Equivalents granted in connection with Awards under the Plan shall vest and be paid only if and to the extent the underlying Awards vest and are paid.
Section 5.Shares Subject to the Plan.
(a)Shares Authorized.  Subject to adjustment as described below in Sections 5(b) and 5(e) below, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be 170,000 shares of Company Stock.  In addition, subject to adjustment as described below in Sections 5(b) and 5(e) below, shares of the Company Stock reserved for issuance under the Prior Plan that remain available for grant under the Prior Plan as of the Effective Date and shares of Company Stock underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered, cancelled or forfeited for any reason without issuance of such shares shall be available for new Awards under this Plan.  Subject to adjustment as described below in Sections 5(b) and

5(e) below, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options shall not exceed 170,000 shares of Company Stock.
(b)Source of Shares; Share Counting.  Shares issued or transferred under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Awards granted under the Plan terminate, expire or are cancelled, forfeited, exchanged or surrendered without having been exercised, vested or paid in shares, the shares subject to such Awards shall again be available for purposes of the Plan. Shares of Company Stock surrendered in payment of the Exercise Price of an Option (or an option granted under the Prior Plan) shall not be available for re-issuance under the Plan.  Shares of Company Stock withheld or surrendered for payment of taxes with respect to Awards (or awards granted under the Prior Plan) shall not be available for re-issuance under the Plan.  If SARs are granted, the full number of shares subject to the SARs shall be considered issued under the Plan, without regard to the number of shares issued upon exercise of the SARs.  To the extent any Awards are paid in cash, and not in shares of Company Stock, any shares previously subject to such Awards shall again be available for issuance or transfer under the Plan. For the avoidance of doubt, if shares are repurchased by the Company on the open market with the proceeds of the Exercise Price of Options (including options granted under the Prior Plan), such shares may not again be made available for issuance under the Plan.
(c)Substitute Awards.  Substitute Awards shall not reduce the number of shares of Company Stock available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Plan’s share reserve (subject to applicable stock exchange listing and Code requirements).  Additionally, in the event that a company acquired by the Company or any Affiliate with which the Company or any Subsidiary combined has shares available under a preexisting plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Company Stock authorized for grant under the Plan (and shares of Company Stock subject to such Awards shall not be added to the shares of Company Stock available for Awards under the Plan as provided in Section 5(a)); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the preexisting plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors prior to such acquisition or combination.  Notwithstanding the foregoing, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended be an Incentive Stock Option within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Company Stock available for the grant of Incentive Stock Options under the Plan.
(d)Individual Limits for Non-Employee Directors.  Subject to adjustment as described below in Section 5(e), the maximum aggregate grant date value of shares of Company Stock subject to Awards granted to any Non-Employee Director during any calendar year, taken together with any cash fees earned by such Non-Employee Director for services rendered during the calendar year, shall not exceed $750,000 in total value.  For purposes of this limit, the value of such Awards shall be calculated based on the grant date fair value of such Awards for financial reporting purposes.
(e)Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number and kind of shares of Company Stock available for issuance under the Plan, the maximum number and kind of shares of Company Stock that may be issued pursuant to Incentive Stock Options granted under the Plan, the maximum amount of Awards which a Non-Employee Director may receive in any year, the number and kind of shares covered by outstanding Awards, the number and kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Awards shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, and acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.  In addition, in the event of a Change in Control, the provisions of Section 13 of the Plan shall apply.  Any adjustments to outstanding Awards shall be consistent with Section 409A or 424 of the Code, to the extent applicable.  Subject to Section 18(b), the adjustments of Awards under this Section 5(e) shall include adjustment of shares, Exercise Price of Options, base amount of SARs, Performance Goals or other terms and conditions, as the Committee deems appropriate.  The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding and conclusive.
Section 6.Eligibility for Participation
(a)Eligible Persons.  All Employees and Non-Employee Directors shall be eligible to participate in the Plan.  Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.
(b)Selection of Participants.  The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Awards and shall determine the number of shares of Company Stock subject to a particular Award in such manner as the Committee determines.
Section 7.Options

The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor upon such terms as the Committee deems appropriate.  The following provisions are applicable to Options:

(a)Number of Shares.  The Committee shall determine the number of shares of Company Stock that will be subject to each Award of Options to Employees, Non-Employee Directors and Key Advisors.
(b)Type of Option and Exercise Price.
(i)The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein.  Incentive Stock Options may be granted only to employees of the Company or its parent or Subsidiary corporations, as defined in Section 424 of the Code.  Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.
(ii)The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted.  However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or Subsidiary corporation of the Company, as defined in Section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Company Stock on the date of grant.
(c)Option Term.  The Committee shall determine the term of each Option.  The term of any Option shall not exceed ten years from the date of grant.  However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or Subsidiary corporation of the Company, as defined in Section 424 of the Code, may not have a term that exceeds five years from the date of grant.  Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option), the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.
(d)Exercisability of Options.  Subject to Section 4(b), Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Award Agreement.  The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.
(e)Awards to Non-Exempt Employees.  Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).
(f)Termination of Employment or Service.  Except as provided in the Award Agreement, an Option may only be exercised while the Participant is employed by, or providing services to, the Employer.  The Committee shall determine in the Award Agreement under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.
(g)Exercise of Options.  A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company.  The Participant shall pay the Exercise Price for an Option as specified by the Committee (i) in cash or by check, (ii) unless the Committee determines otherwise, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Committee, by withholding shares of Company Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price, or (v) by such other method as the Committee may approve.  Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option.  Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.
(h)Limits on Incentive Stock Options.  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or Subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.
Section 8.Stock Awards

The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a)General Requirements.  Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee.  Subject to Section 4(b), the Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based on the achievement of specific Performance Goals.  The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Award Agreement as the “Restriction Period.”

(b)Number of Shares.  The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.
(c)Requirement of Employment or Service.  If the Participant ceases to be employed by, or provide service to, the Employer during a period designated in the Award Agreement as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Award as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company.  The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)Restrictions on Transfer.  During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except under Section 16 below.  Each certificate, or electronic book-entry equivalent, for a share subject to a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Award.  The Participant shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed.  The Company may retain possession of any stock certificates for Stock Awards until all restrictions on such shares have lapsed.
(e)Right to Vote and to Receive Dividends.  Unless the Committee determines otherwise, during the Restriction Period, the Participant shall have the right: (i) to vote shares of Stock Awards and (ii) subject to Section 4(b), to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific Performance Goals.
(f)Lapse of Restrictions.  All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee.  The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.
Section 9.Stock Units

The Committee may grant Stock Units, each of which shall represent one hypothetical share of Company Stock, to an Employee, Non-Employee Director or Key Advisor upon such terms and conditions as the Committee deems appropriate.  The following provisions are applicable to Stock Units:

(a)Crediting of Units.  Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount of cash based on the value of a share of Company Stock, if and when specified conditions are met.  All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.
(b)Terms of Stock Units.  Subject to Section 4(b), the Committee may grant Stock Units that vest and are payable if specified Performance Goals or other conditions are met, or under other circumstances.  Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee.  The Committee may accelerate vesting or payment, as to any or all Stock Units at any time for any reason; provided such acceleration complies with Section 409A of the Code.  The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.
(c)Requirement of Employment or Service.  If the Participant ceases to be employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Participant’s Stock Units shall be forfeited.  The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)Payment With Respect to Stock Units.  Payments with respect to Stock Units shall be made in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

Section 10.Stock Appreciation Rights

The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option.  The following provisions are applicable to SARs:

(a)General Requirements.  The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option).  Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option.  The Committee shall establish the base amount of the SAR at the time the SAR is granted.  The base amount of each SAR shall be equal to or greater than the Fair Market Value of a share of Company Stock as of the date of grant of the SAR.  The term of any SAR shall not exceed ten years from the date of grant.  Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR, the exercise of the SAR is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.
(b)Tandem SARs.  In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period.  Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate.  Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.
(c)Exercisability.  Subject to Section 4(b), a SAR shall be exercisable during the period specified by the Committee in the Award Agreement and shall be subject to such vesting and other restrictions as may be specified in the Award Agreement.  The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason.  SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as specified by the Committee.  A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.
(d)Awards to Non-Exempt Employees.  Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).
(e)Value of SARs.  When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised.  The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Section 10(a).
(f)Form of Payment.  The appreciation in a SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Committee shall determine.  For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.
Section 11.Other Stock-Based Awards

The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 7, 8, 9 and 10 of the Plan) that are based on or measured by Company Stock, to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine.  Subject to Section 4(b), Other Stock-Based Awards may be awarded subject to the achievement of Performance Goals or other criteria or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

Section 12.Dividend Equivalents

The Committee may grant Dividend Equivalents in connection with Stock Units or Other Stock-Based Awards in an applicable Award Agreement or at any point following the grant of such Award.  Dividend Equivalents, subject to Section 4(c), may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of Company Stock, and upon such terms and conditions as the Committee shall determine.  For the avoidance of doubt, dividends or Dividend Equivalents shall not be granted in connection with Options or SARs.

Section 13.Consequences of a Change in Control
(a)Assumption of Outstanding Awards.  Upon a Change in Control where the Company is not the surviving corporation (or survives only as a Subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Awards that are not exercised or paid at the time of the Change in Control shall be assumed by, or replaced with grants (which may be in respect to cash, securities, or a combination thereof) that have comparable terms by, the surviving corporation (or a parent or Subsidiary of the surviving corporation).  After a Change in Control, references to the “Company” as they relate to employment matters shall include the successor employer in the transaction, subject to applicable law.  For purposes of the foregoing, an Award under the Plan shall not be treated as continued, assumed, or replaced on comparable terms unless it is continued, assumed, or replaced with substantially equivalent terms, including, without limitation, the same vesting terms.
(b)Vesting Upon Certain Terminations of Employment.  Unless the Committee determines otherwise or the applicable Award Agreement provides otherwise, if a Participant’s employment or services with the Employer is terminated by the Employer without Cause upon or within 12 months following a Change in Control, the Participant’s outstanding Awards shall become fully vested as of the date of such termination; provided that if the vesting of any such Awards is based, in whole or in part, on performance, the applicable Award Agreement shall specify how the portion of the Award that becomes vested pursuant to this Section 13(b) shall be calculated.
(c)Other Alternatives.  In the event of a Change in Control, if any outstanding Awards are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or Subsidiary of the surviving corporation), the Committee may (but is not obligated to) make adjustments to the terms and conditions of outstanding Awards, including, without limitation, taking any of the following actions (or combination thereof) with respect to any or all outstanding Awards, without the consent of any Participant: (i) the Committee may determine that outstanding Options and SARs shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents shall immediately lapse; (ii) the Committee may determine that Participants shall receive a payment in settlement of outstanding Stock Units, Other Stock-Based Awards or Dividend Equivalents, in such amount and form as may be determined by the Committee; (iii) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Company Stock subject to the Participant’s unexercised Options and SARs exceeds the Option Exercise Price or SAR base amount, and (iv) after giving Participants an opportunity to exercise all of their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate.  Such surrender, termination or payment shall take place as of the date of the Change in Control or such other date as the Committee may specify.  Without limiting the foregoing, if the per share Fair Market Value of the Company Stock does not exceed the per share Option Exercise Price or SAR base amount, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Option or SAR.
Section 14.Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant in connection with any Award. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of Section 409A of the Code.

Section 15.Withholding of Taxes
(a)Required Withholding.  All Awards under the Plan shall be subject to applicable United States federal (including FICA), state and local, foreign country or other tax withholding requirements.  The Employer may require that the Participant or other person receiving Awards or exercising Awards pay to the Employer an amount sufficient to satisfy such tax withholding requirements with respect to such Awards, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Awards, or the Employer may take such other action as the Committee may deem advisable to enable the Employer to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.
(b)Share Withholding.  The Committee may permit or require the Employer’s tax withholding obligation with respect to Awards paid in Company Stock to be satisfied by having shares withheld up to an amount that does not exceed the Participant’s applicable withholding tax rate for United States federal (including FICA), state and local, foreign country or other tax liabilities.  The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow Participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Award.  Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount.
Section 16.Transferability of Awards
(a)Nontransferability of Awards.  Except as described in subsection (b) below, only the Participant may exercise rights under an Award during the Participant’s lifetime.  A Participant may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Awards other than Incentive Stock Options, pursuant to a domestic relations order.  When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights.  Any such successor must furnish proof satisfactory to the Company of such successor’s right to receive the Award under the Participant’s will or under the applicable laws of descent and distribution.
(b)Transfer of Nonqualified Stock Options and Stock Awards.  Notwithstanding the foregoing, the Committee may provide, in an Award Agreement or at such other time after the grant of an award, that a Participant may transfer Nonqualified Stock Options or Stock Awards to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option or Stock Award and the transferred Option or Stock Award shall continue to be subject to the same terms and conditions as were applicable to the Option or Stock Award immediately before the transfer.
Section 17.Requirements for Issuance or Transfer of Shares

No Company Stock shall be issued or transferred in connection with any Award hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee.  The Committee shall have the right to condition any Award on the Participant’s undertaking in writing to comply with such restrictions on such Participant’s subsequent disposition of the shares of Company Stock as the Committee shall deem necessary or advisable, and certificates, or electronic book entry equivalents, representing such shares may be legended to reflect any such restrictions.  Certificates, or electronic book entry equivalents, representing shares of Company Stock issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section 18.Amendment and Termination of the Plan
(a)Amendment.  The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.
(b)No Repricing of Options or SARs.  Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Company Stock, other securities or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Company Stock or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Options or SARs to reduce the Exercise Price of such outstanding Options or base price of such SARs, (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an Exercise Price or base price, as applicable, that is less than the Exercise Price or base price of the original Options or SARs or (iii) cancel outstanding Options or SARs with an Exercise Price or base price, as applicable, above the current stock price in exchange for cash or other securities.
(c)Termination of Plan.  The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.
(d)Termination and Amendment of Outstanding Awards.  A termination or amendment of the Plan that occurs after an Award is made shall not materially impair the rights of a Participant with respect to such Award unless the Participant consents or unless the Committee acts under Section 19(f) below.  The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Award.  Whether or not the Plan has terminated, an outstanding Award may be terminated or amended under Section 19(f) below or may be amended by agreement of the Company and the Participant consistent with the Plan.
Section 19.Miscellaneous
(a)Awards in Connection with Corporate Transactions and Otherwise.  Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Awards under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Awards to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan.  The Committee may make an Award to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for a stock option or stock awards grant made by such corporation.  Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Awards as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Participant the same economic value as the prior options or rights.
(b)Governing Document.  The Plan shall be the controlling document.  No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner.  The Plan shall be binding upon and enforceable against the Company and its successors and assigns.
(c)Funding of the Plan.  The Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under the Plan.
(d)Rights of Participants.  Nothing in the Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to receive an Award under the Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.
(e)No Fractional Shares.  No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Award.  Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
(f)Compliance with Law.
(i)The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Awards shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required.  With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.  In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of Section 422 of the Code, and that, to the extent applicable, Awards comply with the requirements of Section 409A of the Code.  To the extent that any legal requirement of Section 16 of the Exchange Act or Section 422 or 409A of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 422 or 409A of the Code, that Plan provision shall cease to apply.  The Committee may revoke any Award if it is contrary to law or modify an Award to bring it into compliance with any valid and mandatory government regulation.  The Committee may also adopt rules regarding the withholding of taxes on payments to Participants.  The Committee may, in its sole discretion, agree to limit its authority under this Section.
(ii)The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable.  Each Award shall be construed and administered such that the Award either (A) qualifies for an exemption from the requirements of Section 409A of the Code or (B) satisfies the requirements of Section 409A of the Code.  If an Award is subject to Section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under Section 409A of the Code, (III) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code.
(iii)Any Award that is subject to Section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Participant’s separation from service, if required by Section 409A of the Code.  If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period.  If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death.  The determination and identification of “Key Employees”, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of Section 409A of the Code.
(iv)Notwithstanding anything in the Plan or any Award agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company or any Subsidiary or Affiliate of the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code.  Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.
(g)Awards in Foreign Countries; Establishment of Subplans.  The Committee has the authority to award Awards to Participants who are foreign nationals or employed outside the United States on any different terms and conditions than those specified in the Plan that the Committee, in its discretion, believes to be necessary or desirable to accommodate differences in applicable law, tax policy, or custom, while furthering the purposes of the Plan. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions.  The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable.  All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.  Notwithstanding the foregoing, the Committee may not approve any sub-plan inconsistent with the terms or share limits in the Plan or which would otherwise cause the Plan to cease to satisfy any conditions under Rule 16b-3 under the 1934 Act.
(h)Company Policies and Clawback Rights.
(i)All Awards under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be approved or implemented by the Board or the Committee from time to time, whether or not approved before or after the Effective Date.  The Company may offset any payments due under this Plan or in connection with an Award to a Participant by any required repayments that such Participant under any applicable clawback or recoupment policy; provided than any application of a clawback policy or offset in respect thereof will be applied consistent with Section 409A (as defined below).
(ii)Subject to the requirements of applicable law, the Committee may provide in any Award Agreement that, if a Participant breaches any restrictive covenant obligation or agreement between the Participant and the Employer (which may be set forth in any Award Agreement) or otherwise engages in activities that constitute Cause either while employed by, or providing service to, the Employer or within a specified period of time thereafter, all Awards held by the Participant shall terminate, and the Company may rescind any exercise of an Option or SAR and the vesting of any other Award and delivery of shares upon such exercise or vesting (including pursuant to dividends and Dividend Equivalents), as applicable on such terms as the Committee shall determine, including the right to require that in the event of any such rescission, (A) the Participant shall return to the Company the shares received upon the exercise of any Option or SAR and/or the vesting and payment of any other Award (including pursuant to dividends and Dividend Equivalents) or (B) if the Participant no longer owns the shares, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares  (or, in the event the Participant transfers the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of the restrictive covenant agreement (including a Participant’s Award Agreement containing restrictive covenants) or activity constituting Cause), net of the price originally paid by the Participant for the shares.  Payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee.  The Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer.
(i)Governing Law; Jurisdiction.  The validity, construction, interpretation and effect of the Plan and Award Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.  Any action arising out of, or relating to, any of the provisions of the Plan and Awards made hereunder shall be brought only in the United States District Court for the District of Delaware, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the State of Delaware, and the jurisdiction of such court in any such proceeding shall be exclusive.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V16179-P94578 C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 AGILE THERAPEUTICS, INC. 2. The approval, on a non-binding, advisory basis, of the 2022 compensation of our named executive officers. 3. Approve Agile Therapeutics, Inc.'s 2023 Equity Incentive Plan. 4. Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1a. Sharon Barbari 1. Election of Director Nominee: The Board of Directors recommends you vote FOR the following: ! ! ! The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain ! ! ! ! ! ! ! ! For Withhold VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AGRX2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V16180-P94578 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. AGILE THERAPEUTICS, INC. Annual Meeting of Stockholders June 8, 2023 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Al Altomari, the Chief Executive Officer and Chairperson of Agile Therapeutics, Inc., and Geoffrey P. Gilmore, the Senior Vice President and Chief Administrative Officer of Agile Therapeutics, Inc., or either of them, each with the power of substitution, and hereby authorizes each of them to represent and to vote as designated on the reverse side of this proxy card, all of the shares of Common Stock of Agile Therapeutics, Inc., that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., EDT on June 8, 2023, via the Internet at www.virtualshareholdermeeting.com/AGRX2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side